As filed with the Securities and Exchange Commission on April 27, 2005

Securities Act File No. 333-123047
Investment Company Act File No. 811-05379

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
Pre-Effective Amendment No. 1	/ X /
Post-Effective Amendment No.	/ /
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	/ X /
Amendment No. 14	/ X /

Royce Focus Trust, Inc.
(Exact Name of Registrant as Specified In Charter)

1414 Avenue of the Americas, New York, New York 10019
(Address of Principal Executive Offices)
(800) 221-4268
(Registrant’s Telephone Number, including Area Code)

Charles M. Royce, President
Royce Focus Trust, Inc.
1414 Avenue of the Americas
New York, New York 10019
(Name and Address of Agent for Service)

Copies to:

John E. Denneen, Esq.	Frank P. Bruno, Esq.
Royce Focus Trust, Inc.	Sidley Austin Brown & Wood LLP
1414 Avenue of the Americas	787 Seventh Avenue
New York, New York 10019	New York, New York 10019

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / X /

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

Common Stock ($.001 par value)	2,627,398 shares	$8.71	$22,884,637	$2,693.52

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted to the Commission’s designated lockbox at Mellon Bank in Pittsburgh, PA.$117.70 was previously paid.$2,575.82 was transmitted in connection with this filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

ROYCE FOCUS TRUST, INC.
2,189,498 Shares of Common Stock
Issuable upon Exercise of Non-Transferable
Rights to Subscribe for such Shares of Common Stock

             Royce Focus Trust, Inc. (the “Fund”) is offering to its Common Stockholders of record as of May 6, 2005 non-transferable Rights. These Rights will allow you to subscribe for one (1) share of the Fund’s Common Stock for each five (5) Rights held. You will receive one Right for each whole share of Common Stock that you hold of record as of May 6, 2005, rounded up to the nearest number of Rights evenly divisible by five. The Rights will not be listed for trading on the Nasdaq National Market (“Nasdaq”) or on any exchange. The Subscription Price will be the lower of (i) $0.25 below the last reported sale price of a share of the Fund’s Common Stock on Nasdaq on the Pricing Date, which is June 13, 2005, or (ii) the net asset value of a share of the Fund’s Common Stock at the close of business on that date.

             Rights may be exercised at any time until 5:00 p.m., Eastern time, on June 10, 2005, unless the subscription period is extended. Since the Offer closes prior to the Pricing Date, stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

             (Continued on following page)

INVESTING IN THE FUND’S COMMON STOCK INVOLVES RISKS. SEE “PROSPECTUS SUMMARY — RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE” BEGINNING ON PAGE 5 AND “INVESTMENT GOAL, POLICIES AND RISKS BEGINNING ON PAGE 15.

__________________________

             The Fund may increase the number of shares of Common Stock subject to subscription by up to 20%, or up to an additional 437,899 Shares, for an aggregate total of 2,627,397 Shares.

	Estimated Subscription Price	Sales Load	Proceeds, before expenses, to the Fund(1)(2)
Per Share	$8.50	None	$8.50
Total	$18,610,733	None	$18,610,733
____________________
(1) Before deduction of expenses payable by the Fund, estimated at$200,000, which will be charged against paid-in capital of the Fund.
(2) If the Fund increases the number of shares subject to subscription by 20%, the Proceeds, before expenses, to the Fund will be $22,332,875.

             Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

             The Shares will be ready for delivery on or about June 28, 2005.

____________________

The date of this Prospectus is May __, 2005.

       (Continued from previous page)

             The Fund is a closed-end registered investment company, whose shares of Common Stock are listed and traded on Nasdaq under the symbol “FUND.” The Fund’s primary investment goal is long-term capital growth. The Fund normally invests at least 65% of its assets in equity securities. The net asset value per share of the Fund’s Common Stock at the close of business on April 15, 2005 was $8.49, and the last reported sales price of a share of the Fund’s Common Stock on Nasdaq on that date was $8.74.

             This Prospectus sets forth concisely the information about the Fund you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

             A Statement of Additional Information dated May __, 2005 (the “SAI”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in this Prospectus. A copy of the SAI and copies of the Fund’s semi-annual and annual reports may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York, New York 10019, or by calling the Fund toll-free at (800) 221-4268. In addition, you may request other information about the Fund or make stockholder inquiries by calling the Fund toll-free at (800) 221-4268. Copies of the SAI and the Fund’s annual report are also available free of charge on the Fund’s Web site (http://www.roycefunds.com). In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

             Stockholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund. In addition, because the Subscription Price may be less than the net asset value per share as of the Pricing Date, the Offer may result in an immediate dilution of the net asset value per share for all stockholders. See “Risk Factors and Special Considerations at a Glance” on page 5 of this Prospectus.

PROSPECTUS SUMMARY

             You should consider the matters discussed in this summary before investing in the Fund through the Offer. This summary is qualified in its entirety by reference to the detailed information included in this Prospectus and the related Statement of Additional Information.

THE OFFER AT A GLANCE

The Offer

             The Fund is offering to its Common Stockholders of record as of May 6, 2005 non-transferable Rights. These Rights will allow you to subscribe for one (1) share of Common Stock for each five (5) Rights held. You will receive one Right for each whole share of Common Stock that you hold of record as of May 6, 2005, rounded up to the nearest number of Rights evenly divisible by five. The Rights will not be listed for trading on Nasdaq or on any exchange. Rights may be exercised at any time from May 10, 2005 through 5:00 p.m., Eastern time, on June 10, 2005, unless extended. Since the Expiration Date is prior to the Pricing Date, stockholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights. The Fund may increase the number of shares of Common Stock subject to subscription (the “Shares”) by up to 20% of the Shares (any such additional Shares are referred to as “Additional Shares”). See “The Offer.”

Subscription Price

             The Subscription Price will be the lower of (i) $0.25 below the last reported sale price of a share of the Fund’s Common Stock on Nasdaq on the Pricing Date or (ii) the net asset value of a share of the Fund’s Common Stock at the close of business on that date. See “The Offer - Subscription Price.”

Over-Subscription Privilege

             If you fully exercise all Rights issued to you, you will be entitled to subscribe for additional Shares that were not subscribed for by other stockholders. If sufficient Shares are available, all stockholders’ over-subscription requests will be honored in full. If these requests for additional Shares exceed the Shares available, the available Shares, including any Additional Shares, will be allocated pro rata among stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund. See “The Offer - Over-Subscription Privilege.”

Use of Proceeds

             We estimate the net proceeds of the Offer to be approximately $18,410,733 ($22,132,875 if all of the Additional Shares are available for subscription). These figures assume (i) all Rights are exercised in full, (ii) a Subscription Price of $8.50 and (iii) payment of offering expenses of approximately $200,000.

             Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, anticipates that investment of the net proceeds of the Offer in accordance with the Fund’s investment goal and policies will take up to six months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See “Use of Proceeds.”

Obtaining Subscription Information

             If you have any questions or requests for assistance, please contact Georgeson Shareholder Communications, Inc., the Information Agent, (toll free) at (866) 328-5443. You may also call the Fund (toll free) at (800) 221-4268, or contact your broker or Nominee for information with respect to the Offer. See “The Offer - Information Agent.”

Important Dates to Remember

Event	Date

Record Date	May 6, 2005
Subscription Period	May 10, 2005 through June 10, 2005*
Expiration Date	June 10, 2005*
Pricing Date	June 13, 2005*
Nominee Subscription Certificate and Payment for Shares Due Pursuant to Notice of Guaranteed Delivery	June 15, 2005*
Confirmation to Participants	June 20, 2005*
Final Payment for Shares	June 28, 2005*

*Unless the Offer is extended.

Tax Consequences

             For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. You will not realize a taxable loss if your Rights expire without being exercised. See “The Offer - Federal Income Tax Consequences of the Offer.”

THE FUND AT A GLANCE

The Fund

             The Fund is a registered closed-end diversified management investment company.

Investment Goal and Policies

             The Fund’s primary investment goal is long-term capital growth. Royce normally invests more than 65% of the Fund’s assets in equity securities. The Fund may also invest up to 35% of its assets in non-convertible fixed income securities. Royce uses a value approach to invest the Fund’s assets in a limited number of domestic and foreign companies. While the Fund is not restricted as to stock market capitalization, Royce focuses the Fund’s investments primarily in small-cap companies (companies with stock market capitalizations between $500 million and $2.5 billion) and micro-cap companies (companies with stock market capitalizations below $500 million) with significant business activities in the United States. See “Investment Goal, Policies and Risks”. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund’s investment goal will be realized.

Capital Stock

             The Fund’s Common Stock is listed and traded on Nasdaq. As of April 15, 2005, the Fund had 10,947,490 shares of Common Stock, par value $0.001 per share and 1,000,000 shares of 6.00% Cumulative Preferred Stock, par value $0.001 per share (the “6.00% Preferred Stock”) issued and outstanding. The 6.00% Preferred Stock has an initial aggregate liquidation preference of $25 million. See “Description of Capital Stock.”

Distributions

             The Fund’s policy is to make quarterly distributions to its Common Stockholders at the annual rate of 5% of the rolling average of the prior four calendar quarter-end net asset values of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required for treatment as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). These quarterly distributions are generally reinvested in additional full and fractional shares of Common Stock through the Fund’s Dividend Reinvestment and Cash Purchase Plan. The Fund’s quarterly distribution policy may be changed by the Board of Directors without stockholder approval. See “Dividends, Distributions and Reinvestment Plan.”

Investment Adviser

             Royce has served as the investment adviser to the Fund since November 1, 1996. Royce also serves as investment adviser to other registered management investment companies, privately offered funds and institutional accounts. As of December 31, 2004, Royce managed approximately $22.7 billion in assets, including $20.9 billion in open-end and closed-end fund assets.

             As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the Fund’s average net assets (which includes net assets applicable to both Common Stock and Preferred Stock) for each month during the term of such Agreement.

             Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. See “Investment Advisory and Other Services - Advisory Fee”

RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

Dilution - Net Asset Value and Non-Participation in the Offer

             If you do not fully exercise your Rights, you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case had you exercised your Rights. Further, if you do not submit a subscription request pursuant to the Over-Subscription Privilege, you may also experience dilution in your Fund ownership if the Fund offers Additional Shares for subscription. The Fund will sell Additional Shares to stockholders only if and to the extent that shares sold through the Offer would not dilute (reduce) the net asset value of its Common Stock by 2.0% or more. We cannot state precisely the amount of any dilution because we do not know at this time how many Shares will be subscribed for or what the net asset value or market price per Share will be at the Pricing Date. As of April 15, 2005, the Fund’s shares traded at a 2.9% premium above net asset value. If the Fund’s shares trade at a premium above net asset value as of the Pricing Date, the Fund estimates that such dilution would be minimal. See “The Offer.”

Market Risk

             As with any investment company that invests in common stocks, the Fund is subject to market risk - the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of an investment in the Fund’s Common Stock will fluctuate with the market, and you could lose money over short or long periods of time.

Small- and Micro-Cap Risk

             The prices of small- and micro-cap companies are generally more volatile and their markets are generally less liquid relative to larger-cap companies. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes. See “Investment Goal and Policies - Risk Factors - Investing in Small- and Micro-Cap Companies.”

Selection Risk

             Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Market Price of Shares

             Although the Fund’s shares of Common Stock have recently traded on Nasdaq at a market price above their net asset value (a premium), the Fund’s shares have traded in the market below (a discount), at and above net asset value since the commencement of the Fund’s operations. There can be no assurance that the Fund’s shares will trade at a premium in the future, or that any such premium is sustainable. The Fund’s shares have traded at discounts of as much as 25.66% in the past five years. Market price risk is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. In the year ended December 31, 2004, the Fund’s shares traded in the market at an average discount to net asset value of 2.95%. As of December 31, 2004, the premium above net asset value was 7.38%. In the quarter ended March 31, 2005, the Fund’s shares traded in the market at an average premium to net asset value of 6.6%. As of March 31, 2005, the premium above net asset value was 8.3%.

Risk Factors - Risk of Investment in a Limited Number of Companies

             Because the Fund invests in a limited number of companies, developments affecting an individual issuer are likely to have a greater impact on the Fund’s net asset value and the market price of its Common Stock.

Risk Factors - Foreign Investments

             The Fund invests a portion of its assets in securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign investments also may be subject to local economic and political risks which might adversely affect the Fund’s ability to realize on its investments in such securities. No assurance can be given that Royce will be able to anticipate these potential events or counter their effects.

Leverage and Borrowing

             The Fund is authorized to borrow money. So long as the Fund’s 6.00% Preferred Stock is rated by Moody’s, the Fund cannot borrow for investment leverage purposes. Borrowings create an opportunity for greater capital appreciation with respect to the Fund’s investment portfolio, but at the same time such borrowing is speculative in that it will increase the Fund’s exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. See “Investment Goal and Policies - Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

Preferred Stock - Leverage Risk

             The Fund’s leverage resulting from the issuance of 6.00% Preferred Stock and any other Preferred Stock creates risks for holders of Common Stock, including higher volatility of both the net asset values and market prices of the Common Stock. If the Fund is able to realize a net return on its investment portfolio in excess of the dividend rate of the Preferred Stock, the effect of leverage permits holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, if the dividend rate on the Preferred Stock exceeds the net return on the Fund’s investment portfolio, the Fund’s leveraged capital structure will result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, because any decline in the value of the Fund’s investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market results in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock. See “Investment Goal and Policies - Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.” Leveraging through the issuance of Preferred Stock requires that the holders of the Preferred Stock have class voting rights on various matters that could make it more difficult for the holders of the Common Stock to change the investment goal or other fundamental policies of the Fund, to convert the Fund to an open-end fund or make certain other changes. See “Investment Goal and Policies - Changes in Investment Goal and Methods/Policies” and “Description of Capital Stock - Certain Corporate Governance Provisions.”

              Because Royce’s fee is based on the average net assets of the Fund (which include net assets applicable to both Common Stock and Preferred Stock), Royce has generally benefited from the Fund’s issuance of the Preferred. See “Investment Advisory and Other Services - Advisory Fee.”

Certain Corporate Governance Provisions

             The seven Fund Directors who are elected by the holders of Common Stock and 6.00% Preferred Stock voting together are divided into three classes, each having a staggered term of three years. The two Directors elected only by the holders of 6.00% Preferred Stock stand for election at each annual meeting of stockholders. Accordingly, it likely would take a number of years to change a majority of the Board of Directors. Vacancies on the Board of Directors for one or more of the classified positions may be filled by the remaining Directors for the balance of the term of the class. In addition, the Fund’s Bylaws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund’s stockholders to change the majority of Directors. See “Certain Corporate Governance Provisions.”

FUND EXPENSES

             The following tables are intended to assist investors in understanding the various costs and expenses that a stockholder of the Fund will bear, directly or indirectly.

Stockholder Transaction Expenses
Sales Load	None
Distribution Reinvestment and Cash Purchase Plan Fees	None

Annual Expenses (as a percentage of average net assets applicable to Common Stock)
Investment Advisory Fees(1)	1.22%
Other Expenses(1)	0.21%

Total Annual Expenses(1,2)	1.43%

____________________
(1)	Assumes the Issued Preferred remains outstanding for the year ending December 31, 2005. See “Risk Factors and Special Considerations at a Glance – Preferred Stock – Leverage Risk.” If the Fund redeems the Issued Preferred, it is estimated that, as a percentage of net assets attributable to Common Stock, the Investment Advisory Fees would be 1.0%. Other Expenses would be 0.21% and Total Annual Expenses would be 1.21%.
(2)	The indicated 1.43% expense ratio assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed and assumes estimated net proceeds from the Offer of approximately $22.1 million (assuming an estimated Subscription Price of $8.50).

Example

             The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund’s Common Stock. These amounts are based upon payment by the Fund of investment advisory fees and other expenses at the levels set forth in the above table.

             An investor would directly or indirectly pay the following expenses on a $1,000 investment in shares of the Fund’s Common Stock, assuming (i) the market price at the time of investment was equal to the net asset value (“NAV”) per share, (ii) a 5% annual return and (iii) reinvestment of all distributions at NAV:

One Year	Three Years	Five Years	Ten Years
$15	$45	$78	$171

This Example assumes that the percentage amounts listed under Annual Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return and reinvestment at NAV are required by regulation of the SEC and are applicable to all registered management investment companies, and the assumed 5% annual return is not a prediction of, and does not represent, the projected performance of the Fund’s Common Stock. Actual expenses and annual rates of return may be more or less than those allowed for purposes of this Example. This Example assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed. If the Fund issues fewer shares of its Common Stock, all other things being equal, these expenses would increase. In addition, while the Example assumes reinvestment of all distributions at NAV, the Fund’s Distribution Reinvestment and Cash Purchase Plan contemplates payment of net investment income dividends and capital gain distributions in shares of the Fund’s Common Stock (unless a stockholder elects to receive payments in cash), based on the lower of the market price or NAV on the valuation date, except that distributions may not be reinvested for less than 95% of the market price.

             This Example should not be considered a representation of future expenses. The Fund’s actual expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS

             The financial highlights table is intended to help you understand the Fund’s financial performance for the periods presented and reflects financial results for a single share of the Fund’s Common Stock. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund’s Common Stock (assuming reinvestment of all dividends and distributions and full primary participation in all rights offerings). The information for each of the five years in the period ended December 31, 2004 has been audited by Tait, Weller & Baker, whose report, along with the Fund’s financial statements, is included in the Fund’s 2004 Annual Report to Stockholders, which is available upon request.

	Years ended December 31,

	2004	2003	2002	2001	2000	1999	1998	1997	1996+	1995

NET ASSET VALUE, BEGINNING OF PERIOD	$9.00	$6.27	$7.28	$6.77	$5.94	$5.63	$6.04	$5.52	$5.09	$4.70

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.08	(0.01)	0.05	0.12	0.08	0.12	0.08	0.06	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	2.63	3.57	(0.74)	0.79	1.26	0.58	(0.35)	1.12	0.35	0.36

Total investment operations	2.65	3.65	(0.75)	0.84	1.38	0.66	(0.23)	1.20	0.41	0.49

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.00)	(0.02)	(0.03)	(0.04)	(0.03)	(0.01)	(0.16)	–	–	–
Net realized gain on investments and foreign currency	(0.15)	(0.14)	(0.13)	(0.13)	(0.14)	(0.17)	(0.02)	(0.01)	–	–

Total distributions to Preferred Stockholders	(0.15)	(0.16)	(0.16)	(0.17)	(0.17)	(0.18)	(0.18)	(0.01)	–	–

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM INVESTMENT OPERATIONS	2.50	3.49	(0.91)	0.67	1.21	0.48	(0.41)	1.19	0.41	0.49

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.02)	(0.06)	(0.02)	(0.03)	(0.06)	(0.01)	–	(0.12)	–	(0.16)
Net realized gain on investments and foreign currency	(1.72)	(0.56)	(0.07)	(0.11)	(0.28)	(0.14)	–	(0.41)	–	(0.01)

Total distributions to Common Stockholders	(1.74)	(0.62)	(0.09)	(0.14)	(0.34)	(0.15)	–	(0.53)	–	(0.17)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.03)	(0.01)	(0.02)	(0.04)	(0.02)	–	(0.04)	–	–
Effect of Preferred Stock Offering	–	(0.11)	–	–	–	–	–	(0.10)	–	–
Other Sources	–	–	–	–	–	–	–	–	0.02	0.07

Total capital stock transactions	(0.01)	(0.14)	(0.01)	(0.02)	(0.04)	(0.02)	–	(0.14)	0.02	0.07

NET ASSET VALUE, END OF PERIOD	$9.75	$9.00	$6.27	$7.28	$6.77	$5.94	$5.63	$6.04	$5.52	$5.09

MARKET VALUE, END OF PERIOD	$10.47	$8.48	$5.56	$6.65	$5.69	$4.72	$4.88	$5.06	$4.59	$4.19

TOTAL RETURN (a):
Market Value	47.3%	64.0%	(15.1)%	19.7%	27.9%	(0.3)%	(3.7)%	21.3%	9.6%	22.3%
Net Asset Value	29.2%	54.3%	(12.5)%	10.0%	20.9%	8.7%	(6.8)%	20.5%	–	–
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.53%	1.57%	1.88%	1.47%	1.44%	1.51%	1.62%	0.94%	1.91%	2.14%
Management fee expense	1.27%	1.14%	1.13%	1.11%	1.00%	1.00%	1.14%	0.39%	0.83%	1.00%
Other operating expenses	0.26%	0.43%	0.75%	0.36%	0.44%	0.51%	0.48%	0.55%	1.08%	1.14%
Net investment income (loss)	0.24%	1.07%	(0.16)%	0.70%	1.93%	1.47%	1.95%	1.35%	1.80%	2.80%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders; End of Period (in thousands)	$105,853	$87,012	$57,956	$66,654	$60,933	$51,003	$47,457	$50,893	$44,154	$41,385
Liquidation Value of Preferred Stock; End of Period (in thousands)	$25,000	$25,000	$20,000	$20,000	$20,000	$20,000	$20,000	$20,000	–	–
Portfolio Turnover Rate	52%	49%	61%	54%	69%	60%	90%	74%	159%	76%
Average Commission Rate Paid (d)	.0500	.0486	$0.0482	$0.0517	$0.0597	$0.0607	$0.0620	$0.0610	$0.0396	–
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	800,000	800,000	800,000	800,000	800,000	800,000	–	–
Asset coverage per share	$130.85	$112.01	$97.44	$108.32	$101.17	$88.75	$84.32	$88.62	–	–
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	–	–
Average market value per share(e)
6.00% Cumulative	$24.83	$25.45
7.45% Cumulative	–	$25.53	$25.64	$25.09	$22.23	$24.00	$25.16	$25.25	–	–
__________________________________________________________________________________________________
+	Royce has served as the investment adviser to the Fund since November 1, 1996.
(a)	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value. For years prior to 1997, the Net Asset Value Total Return is not available.
(b)	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.21%, 1.20%, 1.43%, 1.11%, 1.05%, 1.06%, 1.16%, 0.90%, 1.91% and 2.14%, for the years ended December 31, 2004, 2003, 2002, 2001, 2000, 1999, 1998, 1997, 1996 and 1995, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waivers of fees by the investment adviser would have been 1.73%, 2.06%, 1.69%, 1.81%, 1.93%, 1.88%, 1.60% and 2.08% for the years ended December 31, 2003, 2002, 2001, 2000, 1999, 1998, 1997 and 1996, respectively.
(d)	For fiscal years beginning after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.
(e)	The average of month-end market values during the period that the preferred stock was outstanding.

THE OFFER

Terms of the Offer

             The Fund is offering (the “Offer”) to its Common Stockholders of record (“Stockholders”) as of the close of business on May 6, 2005 (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for an aggregate of 2,189,498 shares of Common Stock (the “Shares”) of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to 20% of the Shares, or up to 437,899 Additional Shares, for an aggregate total of 2,627,397 shares. However, the Fund will sell Additional Shares to Stockholders only if and to the extent that shares issued through the Offer would not dilute (reduce) the net asset value of its Common Stock by 2.0% or more. The Shares and the Additional Shares are sometimes referred to herein as the “Shares”.

             Each Stockholder is being issued one (1) Right for each whole share of Common Stock owned on the Record Date. The Rights entitle a Stockholder to acquire at the Subscription Price one (1) Share for each five (5) Rights held, rounded up to the nearest number of Rights evenly divisible by five. Fractional Shares will not be issued upon the exercise of Rights. In the case of shares held of record by a broker-dealer, bank or other financial intermediary (each, a “Nominee”), the number of Rights issued to such Nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by five) of the Rights to be received by each of the beneficial owners for whom it is the holder of record only if the Nominee provides to the Fund, on or before the close of business on June 3, 2005, a written representation of the number of Rights required for such rounding.

             Rights may be exercised at any time during the Subscription Period, which commences on May 10, 2005 and ends as of 5:00 p.m., Eastern time, on June 10, 2005, unless extended by the Fund (such date, as it may be extended, is referred to in this Prospectus as the “Expiration Date”). A Stockholder’s right to acquire one (1) additional Share for each five (5) Rights held during the Subscription Period at the Subscription Price is referred to as the “Primary Subscription.” The Rights are evidenced by Subscription Certificates, which will be mailed to Stockholders.

             In addition, any Stockholder who fully exercises all Rights issued to him or her is entitled to subscribe for additional Shares, which were not otherwise subscribed for in the Primary Subscription, at the Subscription Price (the “Over-Subscription Privilege”). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, which is more fully discussed below under “The Offer - Over-Subscription Privilege.”

             The Subscription Price will be the lower of (i) $0.25 below the last reported sale price of a share of the Fund’s Common Stock on Nasdaq on June 13, 2005 (the “Pricing Date”) or (ii) the net asset value (“NAV”) of a share of the Fund’s Common Stock at the close of business on the Pricing Date. Since the time of the close of the Offer on the Expiration Date is prior to the Pricing Date, holders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

             The Rights are non-transferable. Therefore, only the underlying Shares, and not the Rights, will be listed for trading on Nasdaq.

Purposes of the Offer

             The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to continue to increase the assets of the Fund available for current and future investment opportunities. In addition, the Offer seeks to reward the long-term stockholder by giving existing Stockholders Rights to purchase additional Shares at a below market price. Increasing the size of the Fund also might result in lowering the Fund’s expenses as a percentage of average net assets applicable to Common Stockholders. Royce expects to take up to six months from the Fund’s receipt of the proceeds of the Offer following the Expiration Date to fully invest them in accordance with the Fund’s investment goal and policies.

             The Subscription Price will be determined at the close of the first business day subsequent to the Expiration Date in order to ensure that the Offer will attract maximum Stockholder participation with minimum dilution to non-participating Stockholders.

             The Fund’s Board of Directors voted unanimously to approve the terms of the Offer. Two of the Fund’s Directors who voted to authorize the Offer are affiliated with Royce and, therefore, could benefit indirectly from the Offer. The other seven directors are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Royce may also benefit from the Offer because its fee is based on the net assets of the Fund. See “Investment Advisory and Other Services - Advisory Fee.” It is not possible to state precisely the amount of additional compensation Royce might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value.

             The Fund may, in the future, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended.

             There can be no assurance that the Fund or its stockholders will achieve any of the foregoing objectives or benefits through the Offer.

Over-Subscription Privilege

             If some Stockholders do not exercise all of the Rights initially issued to them, any Shares for which subscriptions have not been received from Stockholders will be offered by means of the Over-Subscription Privilege to those Stockholders who have exercised all of the Rights initially issued to them and who wish to acquire additional Shares. Stockholders who exercise all of the Rights initially issued to them should indicate on the Subscription Certificate how many Shares they are willing to acquire through this Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. However, if sufficient Shares are not available to honor all over-subscription requests, the Fund may issue up to an additional 20% of the initial Shares (the “Additional Shares”), in order to honor such over-subscription requests. However, the Fund will sell Additional Shares to stockholders only if and to the extent that shares issued through the Offer would not dilute (reduce) the net asset value of its Common Stock by 2.0% or more. To the extent that there are not sufficient Shares to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Stockholders who subscribe through the Over-Subscription Privilege will generally be in proportion to the number of Shares of the Fund owned by them on the Record Date. The percentage of remaining Shares each over-subscribing Stockholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions is distributed, as nearly as may be practicable, on a pro rata basis. The combination of the Over-Subscription Privilege and the Fund’s election to issue Additional Shares may result in additional dilution of interest and voting rights to Stockholders, and additional reduction in the Fund’s NAV per share.

             Charles M. Royce, W. Whitney George and certain other officers and employees of Royce may purchase Shares in the Primary Subscription and the Over-Subscription Privilege. Any such purchases will be made on the same terms applicable to other Stockholders.

Subscription Price

             The Subscription Price for the Shares to be issued pursuant to the Offer will be the lower of (i) $0.25 below the last reported sale price of a share of the Fund’s Common Stock on Nasdaq on the Pricing Date or (ii) the NAV of a share of the Fund’s Common Stock at the close of business on the Pricing Date. For example, if the last reported sale price of a share of the Fund’s Common Stock on Nasdaq on the Pricing Date is $8.74 and the NAV of a share of the Fund’s Common Stock on that date is $8.48, the Subscription Price will be $8.48. However, if the NAV of a share of the Fund’s Common Stock on that date is $8.60, then the Subscription Price will be $8.49.

             The Fund announced the Offer after the close of trading on Nasdaq on February 16, 2005. The NAV per share of the Fund’s Common Stock at the close of business on December 31, 2004 and April 15, 2005 were

$9.75 and $8.49, respectively, and the last reported sales prices of a share of the Fund’s Common Stock on Nasdaq on those dates were $10.47 and $8.74, respectively.

Expiration of the Offer

             The Expiration Date is 5:00 p.m., Eastern time, on June 10, 2005, unless extended by the Fund. The Rights will expire on the Expiration Date and may not be exercised after that date. Since the time of the close of the Offer on the Expiration Date is prior to the Pricing Date, Stockholders who choose to exercise their Rights will not know the Subscription Price when they decide whether to acquire Shares in the Primary Subscription or through the Over-Subscription Privilege.

Subscription Agent

             The Subscription Agent for the Offer is Equiserve Trust Company, N.A. (“Equiserve”), which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, an estimated fee of $15,000 as well as reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund’s Transfer Agent. Stockholder inquiries may be directed to Georgeson Shareholder Communications, Inc., the Information Agent, (toll free) at (866) 328-5443. SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO EQUISERVE TRUST COMPANY, N.A., by one of the following methods:

(1)	BY FIRST CLASS MAIL:
Equiserve Trust Company, N.A.
Attn: Corporate Actions
P.O. Box 859208
Braintree, MA 02185

(2)	BY EXPRESS MAIL OR OVERNIGHT COURIER:
Equiserve Trust Company, N.A.
Attn: Corporate Actions
161 Baystate Drive
Braintree, MA 02184

(3)	BY HAND:
EquiServe Trust Company, N.A.
Attn: Corporate Actions
17 Battery Park Place, 11th Floor
New York, NY 10004

Delivery to an address other than the above does not constitute good delivery.

Information Agent Coordinator

             Any questions or requests for assistance may be directed to the Information Agent at its telephone number listed below:

Georgeson Shareholder Communications, Inc.
Toll Free: (866) 328-5443

             Stockholders may also call the Fund (toll free) at (800) 221-4268 or contact their Nominees, who hold shares for the account of others, for information with respect to the Offer.

             The Fund will pay a fee of $12,000 to Georgeson Shareholder Communications, Inc. and will reimburse it for all out-of-pocket expenses related to its services as Information Agent.

Method for Exercising Rights

              Rights may be exercised by Stockholders who fill in and sign the accompanying Subscription Certificate and mail it in the envelope provided or deliver the completed and signed Subscription Certificate to the Subscription Agent, together with any required payment for the Shares as described below under “Payment for Shares.” Rights may also be exercised by a Stockholder’s contacting his or her broker, bank, trust company or other nominee, which can arrange, on the Stockholder’s behalf, to guarantee delivery (using a “Notice of Guaranteed Delivery”) of a properly completed and executed Subscription Certificate and payment for the Shares. The broker, bank, trust company or other nominee may charge a fee for this service. Fractional Shares will not be issued. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is to be effected by means of a Notice of Guaranteed Delivery (see “Payment for Shares”)) at the offices of the Subscription Agent.

Stockholders who are Record Owners. Stockholders who are record owners can choose between either option set forth below under “Payment for Shares.” If time is of the essence, option (1) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

Investors Whose Shares Are Held Through A Nominee. Stockholders whose shares are held by a Nominee such as a broker, bank or trust company, must contact that Nominee to exercise their Rights. In that case, the Nominee will complete the Subscription Certificate on behalf of the Stockholder and arrange for proper payment by one of the methods set forth below under “Payment for Shares.”

Nominees. Nominees, who hold shares for the account of others, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the Nominee should complete the Subscription Certificate and submit it to the Subscription Agent, together with the proper payment described below under “Payment for Shares.”

Payment for Shares

                     Stockholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1)

If, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise, from a bank, trust company or New York Stock Exchange (“NYSE”) member firm, guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for through the Over-Subscription Privilege and (b) a properly completed and executed Subscription Certificate, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate together with full payment is not received by the Subscription Agent by the close of business on the third (3rd) business day after the Expiration Date (June 15, 2005 unless the offer is extended).

(2)

Alternatively, a record owner can send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the OverSubscription Privilege, together with the Subscription Certificate, to the Subscription Agent based on an assumed Subscription Price of $8.50 per Share. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date.

                     IF THE SECOND METHOD DESCRIBED ABOVE IS USED, PAYMENT BY CHECK CERTIFICATE OR MONEY ORDER MUST ACCOMPANY ANY SUBSCRIPTION CERTIFICATE FOR THE SUBSCRIPTION TO BE ACCEPTED.

                     Stockholders will have no right to rescind their subscription after receipt by the Subscription Agent of a Notice of Guaranteed Delivery or their payment for Shares, except as provided below under “Notice of Net Asset Value Decline / Possible Suspension or Withdrawal of the Offer.”

                     The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Rights holders, but if sent by mail it is recommended that such Subscription Certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Fund, not be accepted if not cleared prior to the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier’s check or a money order.

                     A confirmation will be sent by the Subscription Agent to each Stockholder (or, if the Fund’s Shares on the Record Date are held by a Nominee, to such Nominee) by June 20, 2005, showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired through the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by the Stockholder to the Fund or any excess to be refunded by the Fund to the Stockholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a Stockholder must be received by the Subscription Agent within ten (10) days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Stockholder will be mailed by the Subscription Agent to such Stockholder as promptly as possible within ten (10) business days after the Confirmation Date. All payments by a Stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to ROYCE FOCUS TRUST, INC.

                     Issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment through any Notice of Guaranteed Delivery.

                     If a Stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of all amounts due by the 10th day after the Confirmation Date, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid Shares; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such Stockholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

                     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline / Possible Suspension or Withdrawal of the Offer

                     The Fund has, as required by the SEC’s registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to April 28, 2005, the effective date of the Fund’s Registration Statement, the Fund’s NAV declines more than 10% from its NAV, adjusted for any distributions, as of April 28, 2005. Accordingly, the Fund will notify Stockholders of any such decline and thereby permit them to cancel their exercise of Rights.

Delivery of Share Certificates

                     Participants in the Fund’s Distribution Reinvestment and Cash Purchase Plan (the “Plan”) will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts in the Plan. Stock certificates will not be issued for Shares credited to Plan accounts. Stockholders whose Shares are held of record by a Nominee on their behalf will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of such Nominee. For all other Stockholders, stock certificates for all Shares acquired will be mailed promptly after full payment for the subscribed Shares has been received and cleared.

Federal Income Tax Consequences of the Offer

                     Stockholders who receive Rights pursuant to the Offer will not recognize taxable income for U.S. Federal income tax purposes upon their receipt of the Rights. If Rights issued to a Stockholder expire without being exercised, no basis will be allocated to such Rights, and such stockholder will not recognize any gain or loss for U.S. Federal income tax purposes upon such expiration.

                     The tax basis of a Stockholder’s Common Stock will remain unchanged, and the Stockholder ’s basis in the Rights will be zero. A Stockholder who exercises Rights will not recognize any gain or loss for U.S. Federal income tax purposes upon the exercise. The basis of the newly acquired Common Stock will equal the Subscription Price paid for the Common Stock. Upon a sale or exchange of the Common Stock so acquired, the Stockholder will recognize gain or loss measured by the difference between the proceeds of the sale or exchange and the cost basis of such Common Stock. Assuming the Stockholder holds the Common Stock as a capital asset, any gain or loss realized upon its sale will generally be treated as a capital gain or loss, which gain or loss will be short-term or long-term, depending on the length of the Stockholder’s holding period for such Common Stock. However, any loss recognized upon the sale of shares of Common Stock with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distribution previously received by the Stockholder with respect to such Shares, and a loss may be disallowed under wash sale rules to the extent that the Stockholder purchases additional Common Stock (including by reinvestment of distributions) within 30 days before or after the sale date. The holding period for Common Stock acquired upon the exercise of Rights will begin on the date of exercise of the Rights.

                     The foregoing is a summary of the material U.S. Federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and applicable existing and proposed regulations thereunder, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. It does not include any state, local or foreign tax consequences of the Offer. This summary is generally applicable to Stockholders that are United States persons as defined in the Code. Further, this summary is not intended to be, nor should it be, construed as legal or tax advice, and stockholders are urged to consult their own tax advisors to determine the tax consequences to them of the Offer and their ownership of Rights and Common Stock.

Dilution

                     If you do not fully exercise your Rights, you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if you exercised your Rights. We cannot determine the extent of this dilution at this time because we do not know what proportion of the Fund’s Shares will be purchased as a result of the Offer.

                     You may experience dilution in your holdings because you will indirectly bear the expenses of the Offer. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may also experience dilution in your holdings if the Fund offers Additional Shares for subscription. We cannot state precisely the amount of any such decrease in NAV because we do not know at this time how many Shares will be subscribed for or what the NAV or market price per share will be at the Pricing Date. As of April 15, 2005, the Fund’s shares traded at a 2.9% premium above NAV. If the Fund’s shares trade at a premium above NAV as of the Pricing Date, the Fund estimates that such dilution would be minimal. See “Risk Factors and Special Considerations at a Glance - Dilution - Net Asset Value and Non-Participation in the Offer.” Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt by the Subscription Agent of your payment for Shares or a Notice of Guaranteed Delivery.

Other Rights Offerings

                     The Fund may have similar rights offerings in the future. Any such future rights offerings would be separately registered with the SEC and made by means of separate prospectuses.

USE OF PROCEEDS

                     We estimate the net proceeds of the Offer to be approximately $18,410,733 ($22,132,875 if all of the Additional Shares are available for subscription). These figures assume (i) all Rights are exercised in full, (ii) a Subscription Price of $8.50 and (iii) payment of offering expenses of approximately $200,000. Royce expects to invest the net proceeds of the Offer in accordance with the Fund’s investment goal and policies and anticipates that such investment will take up to six months from June 30, 2005, depending on market conditions and the availability of appropriate securities. Pending investment, the net proceeds of the Offer will be held in the types of short-term debt securities and instruments in which the Fund may invest. See “Investment Goal and Policies - Investment Methods/Policies.” As a result of this short-term investment of the proceeds, a lower yield may be realized.

THE FUND

                     The Fund is a closed-end diversified management investment company. It was incorporated under the name “America’s All Season Fund, Inc.” under the laws of the State of Maryland on October 30, 1987 and registered under the 1940 Act. The Fund commenced operations in March 1988. Since November 1, 1996, when Royce became its investment adviser, the Fund’s investment goal has been long-term capital growth. The Fund’s principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 221-4268.

INVESTMENT GOAL, POLICIES AND RISKS

Investment Goal

                     The Fund’s investment goal and one of its fundamental policies is long-term capital growth. Royce normally invests at least 65% of the Fund’s assets in equity securities. Royce uses a value approach to invest the Fund’s assets in a limited number of domestic and foreign companies. While the Fund is not restricted as to stock market capitalization, Royce focuses the Fund’s investments primarily in small-cap companies (companies with stock market capitalizations between $500 million and $2.5 billion) and micro-cap companies (companies with stock market capitalizations below $500 million) with significant business activities in the United States. Stock market capitalization is calculated by multiplying the total number of common shares issued and outstanding by the per share market price of the common stock.

                     The Fund may invest up to 35% of its assets in direct obligations of the U.S. Government or its agencies and in the non-convertible preferred stocks and debt securities of domestic and foreign companies.

                     There are market risks inherent in any investment, and no assurance can be given that the Fund’s investment goal will be achieved.

Investment Policies

                     Royce invests the Fund’s assets primarily in a limited number of companies selected using a value approach. While it does not limit the stock market capitalizations of the companies in which the Fund may invest, Royce has historically focused on small-cap and micro-cap equity securities.

                     Royce uses a value method in managing the Fund’s assets. In selecting equity securities for the Fund, Royce evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. Royce then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.

                     Royce invests in the equity securities of companies that are trading significantly below its estimate of the company’s “current worth” in an attempt to reduce the risk of overpaying for such companies. Royce’s value approach strives to reduce some of the other risks of investing in small-cap companies (for the Fund’s portfolio taken as a whole) by evaluating various other risk factors. Royce attempts to lessen financial risk by buying companies with strong balance sheets. While no assurance can be given that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in the securities of small-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although Royce’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap up markets.

                     Foreign Investments. The Fund invests a portion of its assets in securities of foreign issuers. In most instances, investments will be made in companies principally based, or whose securities are traded in, the United States or the other developed countries of North America, Europe, Asia, Australia and New Zealand and not in emerging markets countries.

                     Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign investments also may be subject to local economic and political risks which might adversely affect the Fund’s ability to realize on its investment in such securities. No assurance can be given that Royce will be able to anticipate these potential events or counter their effects.

                     The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes.

                     Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. See “Taxation” below and in the Statement of Additional Information.

                     Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of sponsored or unsponsored ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) or other securities exchangeable for securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and in Europe and are designed for use throughout the world. Depositary Receipts are alternatives to the purchase of the underlying foreign securities in their national markets and currencies. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks associated with other investments in foreign securities, as discussed above.

                     Fixed Income Securities. Up to 35% of the Fund’s assets may be invested in direct obligations of the U.S. Government or its agencies and in non-convertible preferred stocks and debt securities of various domestic and foreign issuers, including up to 5% of its assets in below investment-grade debt securities, also known as high-yield/high-risk securities. There are no limits on the maturity or duration of the fixed income securities in which the Fund may invest.

                     Two of the main risks of investing in fixed income securities are credit risk and interest rate risk. Below investment-grade debt securities may be in the lowest-rated categories of recognized rating agencies (C in the case of Moody’s or D in the case of S&P) or may be unrated. Such high-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal. As of the date of this Prospectus, interest rates are near historical lows, which makes it more likely that they will increase in the future, which could, in turn, result in a decline in the market value of the fixed income securities held by the Fund.

                     Warrants, Rights or Options. The Fund may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

                     Securities Lending. The Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. However, under the Rating Agency Guidelines, the Fund may not lend portfolio securities in excess of 15% of its total assets. See “Preferred Stock - Rating Agency Guidelines” below. The Rating Agency Guidelines may in the future be amended to permit the Fund to lend a greater percentage of its total assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund’s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce’s judgment, the consideration to be earned from such loans would justify the risk.

                     The current view of the staff of the SEC is that a fund may engage in such loan transactions only under the following conditions: (i) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis at the close of regular trading) rises above the value of the collateral; (iii) after giving notice, the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) the fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

                     Reverse Repurchase Agreements. The Fund is also authorized to enter into reverse repurchase agreements. However, the Rating Agency Guidelines prohibit such transactions. Such agreements involve the sale of securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement are required to be maintained in a segregated account with the Fund’s custodian bank, and the reverse repurchase agreement is required to be marked to market each day.

                     Temporary Investments. The assets of the Fund are normally invested as described above. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with recognized securities dealers and banks covering U.S. Treasury and agency obligations having a term of not more than one week, high-quality commercial paper and money market funds registered under the 1940 Act or retain all or part of its assets in cash. Accordingly, the composition of the Fund’s portfolio may vary from time to time.

                     Repurchase agreements are in effect loans by the Fund to a securities dealer or bank counterparty, and the agreements for such transactions require the counterparty to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the counterparty defaults or becomes insolvent, including possible delays or restrictions upon the Fund’s ability to dispose of collateral.

Changes in Investment Goal and Policies

                     The Fund’s investment goal of long-term capital growth is a fundamental policy of the Fund and may not be changed without approvals of the holders of a majority of the Fund ’s outstanding shares of Common Stock and 6.00% Preferred Stock and any other Preferred Stock, voting together as a single class, and a majority of the 6.00% Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under “Investment Restrictions” in the Statement of Additional Information, the Fund does not consider its other policies to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

                     The Fund’s investment policies are subject to certain restrictions. See “Investment Restrictions” in the Statement of Additional Information.

________________

Risk Factors - Investing in Small- and Micro-Cap Companies

                     Royce views the large and diverse universe of small-cap companies as having two investment segments or tiers. Royce defines small-cap as those companies with market capitalizations between $500 million and $2.5 billion; it refers to the segment with market capitalizations less than $500 million as micro-cap.

                     The securities of small- and micro-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than larger capitalization stocks. As a result, the purchase or sale of more than a limited number of shares of a small- or micro-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other accounts managed by Royce or other investors are also seeking to purchase or sell them. Accordingly, Royce’s investment focus on small- and micro-cap companies generally requires it to have a long-term (at least three years) investment outlook for a portfolio security.

                     The micro-cap segment consists of more than 5,900 companies. These companies are followed by relatively few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are the securities in the upper tier, and Royce may be able to deal with only a few market-makers when purchasing and selling these securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below Royce’s estimate of the company’s current worth, also involve increased risk. This may lead Royce to hold proportionately smaller positions in more companies in the micro-cap segment.

                     The upper tier of the small-cap universe of securities consists of approximately 1,800 companies. In this segment, there is a relatively higher level of ownership by institutional investors and more research coverage by securities analysts than generally exists for micro-cap companies. This greater attention makes the market for these securities more efficient than that of micro-cap companies because they have somewhat greater trading volumes and narrower bid/ask spreads. As a result, Royce normally holds proportionately larger positions in a relatively limited number of securities in the upper-tier of small-caps.

Risk Factors - Risk of Investing in a Limited Number of Companies

                      Because the Fund invests in a limited number of companies, developments affecting an individual issuer are likely to have a greater impact on the Fund’s net asset value and the market price of its Common Stock.

Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities

                      General. The 1940 Act and the Fund’s fundamental policies (see “Investment Restrictions” in the Statement of Additional Information) permit the Fund to issue and sell senior securities representing indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness (see “Risk Factors and Special Considerations - Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities - Asset Coverage Test” in the Statement of Additional Information) and 200% for Preferred Stock and restrictive provisions concerning Common Stock dividend payments, other Common Stock distributions, stock repurchases and maintenance of asset coverage and giving certain senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. As of December 31, 2004, the aggregate involuntary liquidation preference of the 6.00% Preferred Stock was $25 million. At this level, a decrease of 62% of the Fund’s total assets (including preferred assets) or 53% of its net assets applicable to common stockholders would be necessary to reduce the asset coverage for the 6.00% Preferred Stock to less than 200%. The issuance and sale of senior securities allows the Fund to raise additional cash for investments. It is a speculative investment technique, involving the risk considerations of leverage and increased share price volatility. So long as the 6.00% Preferred Stock is rated by Moody’s, the Fund cannot borrow for investment leverage purposes.

                      Borrowings. The following factors could increase the investment risk and the volatility of the price of the Fund’s shares of Common Stock: (i) leveraging exaggerates any increase or decrease in the value of the Fund’s portfolio; (ii) the costs of borrowing may exceed the income from the portfolio securities purchased with the borrowed money; (iii) a decline in NAV results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any interest paid on the money borrowed); (iv) a decline in NAV could affect the ability of the Fund to make Common Stock dividend payments; (v) a failure to pay net investment income dividends or make capital gains distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Code, or in its having to pay certain entity level taxes even if it maintains its status as a regulated investment company (see “Taxation” in this Prospectus and in the Statement of Additional Information); and (vi) if the asset coverage for debt securities declines to less than 300% (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

                      Preferred Stock. The 6.00% Preferred Stock and any other Preferred Stock issued by the Fund may result in higher volatility of the NAV of the Common Stock and potentially more volatility in the market price of the Common Stock. Holders of Common Stock will realize a higher current rate of return than if the Fund were not leveraged only so long as the Fund, after accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rates paid on Preferred Stock. To the extent that the dividend rates on Preferred Stock approach the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Stock will be decreased. (If the dividend rates on Preferred Stock were to exceed the net return on the Fund’s portfolio, holders of Common Stock would receive a lower rate of return than if the Fund were not leveraged.) Similarly, since both the cost of issuing Preferred Stock and any decline in the value of the Fund’s investments (including investments purchased with the proceeds from Preferred Stock offerings) is borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged. Such decrease in NAV likely would be reflected in a greater decline in the market price for shares of the Fund’s Common Stock. If the Fund is liquidated, holders of Preferred Stock will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock. Redemption of Preferred Stock or insufficient investment income to make dividend payments may reduce the NAV of the Common Stock by requiring the Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

                     In an extreme case, a decline in NAV could affect the Fund’s ability to pay dividends on the Common Stock. Failure to make such dividend payments could adversely affect the Fund’s qualification as a regulated investment company under the Code. See “Taxation” in this Prospectus and in the Statement of Additional Information. However, the Fund intends to take all measures necessary to make such Common Stock dividend payments. If the Fund’s current investment income is ever insufficient to meet dividend payments on either the Common Stock or the Preferred Stock, the Fund may have to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the 6.00% Preferred for any reason on or after October 17, 2008, and may redeem all or part of the Preferred prior to such dates to the extent required by the 1940 Act and the terms of the Preferred. See “Description of Capital Stock - Preferred Stock - Redemption.”

                     The class and other voting rights of the Preferred Stock could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board of Directors and/or the holders of Common Stock, such as (i) a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the Preferred Stock, (ii) converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or (iii) seeking to operate other than as an investment company.

________________

                     On December 31, 2004, the Fund had 10,855,871 shares of Common Stock issued and outstanding, with an aggregate NAV of $9.75, and 1,000,000 shares of the 6.00% Preferred Stock, with an aggregate initial liquidation preference of $25,000,000, issued and outstanding, and no outstanding indebtedness. Accordingly, as of such date, the Fund could have, under the above policies and restrictions, issued and sold senior securities representing indebtedness of up to $65,426,296 or additional shares of Preferred Stock having an aggregate involuntary liquidation preference of up to $80,852,592 or various combinations of lesser amounts of both securities representing indebtedness and Preferred Stock.

                     Effects of Preferred Stock Leverage on Common Stockholders. Dividends are payable on the 6.00% Preferred Stock at the annual rate of 6.00%. The Fund’s portfolio must experience a return of 1.1% after expenses for the year ending December 31, 2005 in order to cover that year’s dividend on the Preferred.

                     The fees paid to Royce for investment advisory services are higher than if the Fund did not have Preferred Stock outstanding because they are calculated on the basis of the Fund ’s average net assets applicable to Common Stockholders plus the liquidation value of the Fund’s outstanding Preferred Stock. See “Investment Advisory and Other Services.”

                      The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Stock of the leverage obtained with the 6.00% Preferred Stock, assuming hypothetical annual returns on the Fund’s portfolio of minus 15% to plus 15%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when portfolio return is negative. The figures appearing in the following table are hypothetical. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)	-15%	-10%	-5%	0%	5%	10%	15%
Corresponding NAV return to Common Stockholder	-19.96	-13.78	-7.60	-1.42	4.76	10.94	17.13

INVESTMENT ADVISORY AND OTHER SERVICES

                     Royce & Associates, LLC (which term as used in this Prospectus includes its corporate predecessor) (“Royce”), a Delaware limited liability company, is an investment advisory firm whose predecessor was organized in February 1967. Royce is registered as an investment adviser under Investment Advisers Act of 1940, as amended. Royce became investment adviser of the Fund in November 1996. Royce also serves as investment adviser to other registered management investment companies and institutional accounts. As of December 31, 2004,

Royce managed approximately $22.7 billion in assets, including approximately $20.9 billion in open-end and closed-end fund assets. Substantially all of Royce’s client accounts are managed as small- and micro-cap investment products.

                     On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). On March 31, 2002, Royce’s corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund’s investment adviser and a direct wholly-owned subsidiary of Legg Mason. Founded in 1899, Legg Mason is a publicly-held financial services company primarily engaged in providing asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of December 31, 2004, Legg Mason’s asset management subsidiaries had aggregate assets under management of approximately $360 billion.

                     Under the Fund’s Articles of Incorporation, as amended and supplemented (the “Charter”), and Maryland law, the Fund’s business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Fund’s investment performance.

Portfolio Management

                     Royce is responsible for the management of the Fund’s assets. Royce has been investing in small-cap companies with a value approach for more than 30 years. Its offices are located at 1414 Avenue of the Americas, New York, NY 10019. Charles M. Royce has been the firm’s President and Chief Investment Officer during this period.

                     Royce’s investment staff includes Senior Portfolio Manager, Managing Director and Vice President, W. Whitney George, who is the Fund’s portfolio manager. Mr. George has been a Portfolio Manager at Royce since 2000, and prior thereto was a Senior Analyst. He has been employed by Royce since 1991. Royce’s investment staff also includes two other Senior Portfolio Managers, and 11 portfolio managers, assistant portfolio managers and analysts.

                     The Statement of Additional Information provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Investment Advisory Agreement

                     Under the Investment Advisory Agreement between the Fund and Royce, Royce determines the composition of the Fund’s portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; and pays all expenses incurred in performing its investment advisory duties under the Agreement.

                     The Fund pays all of its own administrative and other costs and expenses attributable to its operations and transactions (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; listing fees and expenses; Federal, state and local taxes; non-affiliated directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses.

Advisory Fee

                     As compensation for its services under the Investment Advisory Agreement, Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund (which includes net assets applicable to both Common Stock and Preferred Stock) for each month during the term of the agreement. Because the fee is computed based on the Fund’s net assets and not on its total assets, Royce will not receive any fee in respect of those assets of the Fund equal to the aggregate unpaid principal amount of any indebtedness of the Fund. However, because Preferred Stock is a form of equity for these purposes, Royce will receive a fee in respect of any assets of the Fund equal to the initial liquidation preference of and any potential redemption premium for any Preferred Stock that may be issued and sold by the Fund, including the 6.00% Preferred Stock.

                      Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.

                      Because Royce’s fee is based on the average net assets of the Fund (including net assets applicable to both Common Stock and Preferred Stock), Royce has generally benefited from the Fund’s issuance of Preferred Stock.

Code of Ethics

                      The Fund’s Board of Directors has approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and Royce. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Fund. See “Code of Ethics and Related Matters” in the Statement of Additional Information.

DESCRIPTION OF CAPITAL STOCK

General

                      The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $.001 per share, certain shares of which have been classified and designated as a series of Preferred Stock, as discussed below.

                      The following table shows as of April 15, 2005, the number of shares of: (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund.

Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding (Exclusive of Amount Held by Fund for its Own Account)

Common Stock	99,000,000	0	10,947,490
6.00% Cumulative Preferred Stock	1,000,000	0	1,000,000

See “Investment Goal, Policies and Risks - Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

Common Stock

                      General. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. Under Maryland law and the rules of the Nasdaq National Market System, the Fund generally is required to hold annual meetings of its stockholders.

                     Net Asset Values and Sales Prices. The Fund’s shares of Common Stock are listed and traded on Nasdaq under the symbol “FUND.” The following table sets forth for the periods indicated the high and low sales prices at the close of business on Nasdaq per share of Common Stock of the Fund, the NAV per share at the close of business on the dates of the market highs and lows and the number of shares traded.

	Market Price Per Share and Related Discount (-)/Premium (+) (1)(2)				Net Asset Value Per Share on Date of Market High and Low (3)		Reported Nasdaq Volume (mill sh.)

Quarter Ended	High		Low		High	Low

March 31, 2003	$5.89	-7.8%	$4.98	-9.1%	$6.39	$5.48	0.59
June 30, 2003	6.90	-9.9	5.07	-13.8	7.66	5.88	2.45
September 30, 2003	8.04	-8.4	6.73	-10.5	8.78	7.52	1.44
December 31, 2003	9.06	-5.2	7.68	-10.5	9.56	8.58	2.31
March 31, 2004	9.72	+0.9	8.49	-8.7	9.63	9.30	1.83
June 30, 2004	9.84	-1.0	7.95	-12.0	9.94	9.03	1.66
September 30, 2004	9.45	-5.1	8.51	-7.7	9.96	9.22	1.83
December 31, 2004	11.64	+5.3	9.53	+1.2	11.05	9.42	3.74
March 31, 2005	10.96	+12.5	9.32	+2.4	9.74	9.18	2.48
_____________________________
(1)	Highest and lowest closing market price per share reported on Nasdaq.
(2)	“Related Discount (-) / Premium (+)” represents the discount or premium from NAV of the shares on the close of business on the date of the high and low market price for the respective quarter.
(3)	Based on the Fund’s computations.

                     As evidenced by the above table, the Fund’s Common Stock has generally traded in the market below NAV. On February 16, 2005, when the Offer was publicly announced, the NAV per share of Common Stock at the close of business was $9.74, and the closing price on Nasdaq was $10.96, representing a premium of 12.5% above NAV. On April 15, 2005, such NAV was $8.49, and such closing price was $8.74, representing a premium of 2.9% above NAV.

                      There can be no assurance that the Common Stock will trade in the future at, above or below NAV.

                      Distributions. So long as any shares of Preferred Stock are outstanding, holders of the Fund’s Common Stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on outstanding shares of Preferred Stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such Preferred Stock would be at least 200% after giving effect to such distributions.

                      Net Asset Value. The NAV of the Fund’s shares of Common Stock is calculated at the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268), via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.) under the symbol XFUNX. Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies weekly.

                      The NAV per share of the Common Stock is calculated by dividing the current value of the Fund ’s total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of Preferred Stock, by the total number of outstanding shares of Common Stock. The Fund’s investments are valued based on market prices or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Fund’s Board of Directors.

Preferred Stock

                      General. The Fund’s Board of Directors has authority to classify and reclassify any authorized but unissued shares of stock into other classes or series of stock, including Preferred Stock, and to cause the Fund to issue such shares. The terms of such Preferred Stock would be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund’s Common Stock. In this regard, the Board of Directors has classified and designated 1,000,000 shares of Common Stock as the 6.00% Cumulative Preferred Stock, par value $.001 per share. As of the date of this Prospectus, all 1,000,000 shares of the 6.00% Preferred Stock are issued and outstanding, constituting the only authorized series of Preferred Stock. The Board of Directors reserves the right to issue additional shares of the 6.00% Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Charter and the 1940 Act. The shares of the 6.00% Preferred Stock are fully paid and nonassessable and have no appraisal, preemptive, exchange or conversion rights. Any shares of the 6.00% Preferred Stock repurchased or redeemed by the Fund will be returned to the status of authorized but unissued Common Stock. The Fund may not issue any class of stock senior to the shares of the 6.00% Preferred Stock.

                      Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Stock so long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Holders of the Fund’s Preferred do not have preemptive rights to purchase any shares of Preferred Stock that might be issued.

                      Distributions. Holders of shares of the 6.00% Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends at the annual rate of 6.00% per share of their initial liquidation preference of $25.00 per share, payable quarterly. The 6.00% Preferred Stock is listed and traded on the NYSE. If the Fund fails to pay dividends for two years or more, holders of the 6.00% Preferred Stock will acquire certain additional voting rights. See “- Voting Rights” below. Such rights will be their exclusive remedy for any such failure.

                      Redemption. Prior to October 17, 2008, the Fund may not redeem the 6.00% Preferred Stock unless failure to do so would cause the Fund to fail to (i) satisfy the asset coverage test, (ii) maintain the discounted asset coverage required by Moody’s or (iii) continue to qualify for tax treatment as a regulated investment company under the Code.

                     On and after October 17, 2008, shares of the 6.00% Preferred Stock will generally be redeemable at the option of the Fund at a price equal to their initial liquidation preference of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such redemption (whether or not earned or declared) (the “Redemption Price”). Shares of the 6.00% Preferred Stock are subject to mandatory redemption at the Redemption Price upon the occurrence of certain specified events, such as the failure of the Fund to satisfy the asset coverage test or to maintain the discounted asset coverage for the 6.00% Preferred Stock required by Moody’s in connection with their issuance of a rating on the 6.00% Preferred Stock.

                     Liquidation Rights. Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of then outstanding shares of the 6.00% Preferred Stock will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock, a liquidation distribution in the amount of $25.00 per share plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the “Liquidation Preference”), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of the 6.00% Preferred Stock and any other outstanding class or series of Preferred Stock ranking on a parity with the 6.00% Preferred Stock as to payment upon liquidation will be insufficient to permit the payment in full to such holders of the 6.00% Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of the 6.00% Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of the 6.00% Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the 6.00% Preferred Stock as to liquidation.

                     Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

                     Rating Agency Guidelines. The Fund intends that, so long as shares of the 6.00% Preferred Stock are outstanding, the composition of its portfolio will reflect guidelines established by Moody’s in connection with the Fund’s receipt of a rating for the 6.00% Preferred Stock of Aaa from Moody’s. Moody’s issues ratings for various securities reflecting the perceived creditworthiness of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to receive the above-described rating for shares of the 6.00% Preferred Stock, which rating is generally relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

                     The Fund intends to maintain a portfolio value at least equal to the discounted value of the assets in its portfolio which satisfies minimum values set by Moody’s. Upon any failure to do this, the Fund will seek to alter the composition of its portfolio to satisfy Moody’s. To the extent it is not able to do so in a timely basis, the Fund must redeem shares of the 6.00% Preferred Stock in accordance with their terms. Although there is no current intention to do so, under certain circumstances, without the vote of Stockholders, the Board of Directors may determine that it is not in the best interest of the Fund to continue to comply with the Moody’s guidelines and in such event the 6.00% Preferred Stock will no longer be rated by Moody’s.

                     A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

                     Voting Rights. Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of 6.00% Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of 6.00% Preferred Stock will be entitled as a series, to the exclusion of the holders of all other securities, including any other hereafter issued Preferred, Common Stock and other classes of capital stock of the Fund, to vote on matters affecting the 6.00% Preferred Stock that do not materially adversely affect any of the contract rights of holders of such other securities, including other Preferred Stock, Common Stock and other classes of capital stock, as expressly set forth in the Fund’s Charter, and (ii) holders of outstanding shares of the 6.00% Preferred Stock will not be entitled to vote on matters affecting any other Preferred Stock that do not materially adversely affect any of the contract rights of holders of such 6.00% Preferred Stock, as expressly set forth in the Charter. The foregoing voting provisions will not apply to any shares of the 6.00% Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Funds set aside to effect such redemptions as required by the Charter.

                     In connection with the election of the Fund’s Directors, holders of shares of the 6.00% Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund’s Directors, and the remaining Directors will be elected by holders of shares of Common Stock and holders of shares of the 6.00% Preferred Stock and any other Preferred Stock, voting together as single class. In addition, if at any time dividends on outstanding shares of the 6.00% Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of any shares of other Preferred Stock are entitled, together with the holders of shares of 6.00% Preferred Stock, to elect a majority of the Directors of the Fund under the 1940 Act, then the number of Directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of the 6.00% Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional Directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of the 6.00% Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of the 6.00% Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of the 6.00% Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional Directors elected by the holders of shares of the 6.00% Preferred Stock and any other Preferred Stock (but not of the Directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two Directors the holders of shares of the 6.00% Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate and the number of directors constituting the Board of Directors will automatically decrease accordingly.

                     So long as shares of the 6.00% Preferred Stock are outstanding, the Fund may not, without the affirmative vote of the holders of a majority of the shares of the 6.00% Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the 6.00% Preferred Stock. The Board of Directors, however, without stockholder approval, may modify the interpretation or applicability of the rating agency guidelines applicable to the 6.00% Preferred Stock in the event the Fund receives confirmation from Moody’s that any such modification would not impair the rating then assigned to the 6.00% Preferred Stock. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors may determine that it is not in the best interests of the Fund to continue to comply with the rating agency guidelines. See “- Rating Agency Guidelines” above. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares (as defined under “Investment Goal, Policies and Risks - Changes in Investment Goal and Policies”) of the 6.00% Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s primary investment goal or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the Statement of Additional Information. The class vote of holders of shares of the 6.00% Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock, 6.00% Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

                     Issuance of Additional Preferred Stock. So long as any shares of the 6.00% Preferred Stock are outstanding, the Fund may issue and sell one or more other series of Preferred Stock, provided that the Fund maintains the asset coverage requirements of the 6.00% Preferred Stock and any other outstanding Preferred Stock and no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends as required by the Charter.

                     Repurchase of Preferred. The Fund is a closed-end investment company and, as such, holders of the 6.00% Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund may, however, repurchase shares of the 6.00% Preferred Stock and/or any other Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

CERTAIN CORPORATE GOVERNANCE PROVISIONS

                     The seven Fund Directors who are elected by the holders of Common Stock and Preferred Stock voting together are divided into three classes, each serving a staggered term of three years and until a successor is elected and qualifies. The two Directors elected only by the holders of Preferred Stock stand for election at each annual meeting of stockholders. Accordingly, it likely would take a number of years for stockholders to change a majority of the Board of Directors. Vacancies on the Board of Directors for one or more of the classified positions may be filled by the remaining Directors for the balance of the term of the class and until a successor is elected and qualifies.

                     The Fund’s Bylaws permit stockholders to call a special meeting of stockholders only if certain procedural requirements are met and the request is made by stockholders entitled to cast at least a majority of the votes entitled to be cast at such a meeting. The Bylaws also require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary of the date of mailing of the notice for the preceding year’s annual meeting (subject to certain exceptions). Any advance notice by a stockholder must be accompanied by certain information as provided in the Bylaws. The Bylaws contain similar advance notice provisions with respect to special meetings of stockholders.

                     Certain provisions of the 1940 Act and the Charter require a separate additional vote of the holders of Preferred Stock to approve certain transactions, including certain mergers, asset dispositions and conversion of the Fund to open-end status.

                     These provisions may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund’s stockholders to change the majority of Directors.

REPURCHASES OF SECURITIES

                     The Fund is a closed-end diversified management investment company and, as such, its stockholders do not, and will not, have the right to redeem their shares of the Fund. Although the Fund will not offer to repurchase shares of its Common Stock and/or Preferred on a periodic basis, it may repurchase shares of its Common Stock and/or Preferred on such occasions when it is deemed advisable by the Fund. Under the 1940 Act, the Fund may repurchase its securities (i) on a securities exchange or such other open market designated by the SEC (provided that the Fund has, in the case of purchases of its stock, informed holders of the class of stock involved within the preceding six months of its intention to repurchase such stock), (ii) by a tender offer open to all holders of the class of securities involved or (iii) as otherwise permitted by the SEC. Where a repurchase of shares of the Fund is to be made that is not to be effected on a securities exchange or an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to holders of the class of its securities involved of an intention to purchase such securities and the purchase not being made in a manner or on a basis which discriminates unfairly against the other holders of such class. The Fund may incur debt, in an amount not exceeding 10% of its total assets, to finance share repurchase transactions. Any related interest charges will be paid by the Fund and borne pro rata by the stockholders indirectly through their interest in the Fund. See “Investment Goal and Policies - Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities.”

                     If the Fund repurchases shares of its Common Stock for a price below their NAV, the NAV of those shares of Common Stock that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding shares would be affected, either positively or negatively. Repurchases of shares of Common Stock by the Fund would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s net income.

                     The Board of Directors of the Fund has authorized the Fund to repurchase up to 300,000 shares of its Common Stock and up to 10% of the Preferred during the year ending December 31, 2005. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common Stock repurchases would be effected at a price per share that is less than the share’s then current NAV, and Preferred Stock repurchases would be effected at a price per share that is less than the share ’s liquidation preference.

DIVIDENDS, DISTRIBUTIONS AND REINVESTMENT PLAN

                     The Fund currently has a policy of paying quarterly distributions to its Common Stockholders. Distributions are currently being made at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required for treatment as a regulated investment company under the Code. The Fund’s final distribution for each calendar year will include any remaining net investment income and net realized capital gains deemed, for Federal income tax purposes, undistributed during the year, and may, but need not, include all net long-term capital gains realized during the year. If, for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the stockholder’s tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a stockholder’s adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s quarterly distribution policy may be changed by the Board of Directors without stockholder approval.

                      The Fund has adopted a Distribution Reinvestment and Cash Purchase Plan (the “Plan”), through which all such net investment income dividends and capital gains distributions are paid to Common Stockholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

                      No action is required on the part of a registered stockholder to receive a distribution in shares of Common Stock of the Fund. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiserve, the Plan Agent and the Fund ’s transfer agent and registrar, in writing so that such notice is received by Equiserve no later than 10 days prior to the record date for distributions to stockholders. Equiserve will set up an account for shares acquired through the Plan for each stockholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received in writing not less than 10 days prior to the record date, Equiserve will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of the Fund’s Common Stock and a check for any fractional share. Contact information for the Plan Agreement is set forth under “Custodian, Transfer Agent and Registrar.”

                     Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

                     The Fund uses only newly-issued shares to implement the Plan, whether its shares are trading at a premium or at a discount to NAV. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Fund’s Common Stock at the close of regular trading on Nasdaq on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on Nasdaq or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of the Fund’s Common Stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the Fund’s stockholders have been tabulated.

                     There is no charge to stockholders for receiving their distributions in the form of additional shares of the Fund’s Common Stock. Equiserve’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Equiserve to have Equiserve sell part or all of the shares held by Equiserve in the Participant’s account and remit the proceeds to the Participant, Equiserve is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

                     Stockholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the stockholder in the form of additional shares.

                     Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. See “Description of Capital Stock - Preferred Stock - Distributions.”

TAXATION

                     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its investment company taxable income (“ICTI”) (as that term is defined in the Code without regard to the deduction for dividends paid) for such taxable year, the Fund will not be subject to Federal income tax on the part of its ICTI and net capital gains (i.e., the excess of the Fund’s net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year. The Fund intends to distribute substantially all of such income.

                     Fund distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15% also applicable to capital gains in the hands of non-corporate shareholders. Capital gain dividends likewise, are taxed at the reduced maximum rate of 15% for non-corporate taxpayers. These tax rates are scheduled to apply through 2008. Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any long-term capital gains, qualified dividend income and other ordinary income.

                     If the Fund does not meet the asset coverage requirements of the 1940 Act or the Charter, the Fund will be required to suspend distributions to holders of its Common Stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its ICTI, as is required in order to avoid Fund-level taxation of such income. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Charter, the Fund may, and in certain circumstances will be required to, partially redeem shares of its 6.00% Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.

                     The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (e.g., capital gains, qualified dividend income and other ordinary income). Accordingly, the Fund intends to designate dividends paid to holders of each class of the Fund’s stock as comprised of capital gains, qualified dividend income and/or other ordinary income, as applicable, in proportion to such class’s share of total dividends paid during the year.

                     If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

                     Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

                     Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax unless a lower treaty rate applies.

                     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim a credit or take a deduction for foreign taxes paid by the Fund if certain requirements are met.

                     By law, unless you qualify for an exemption from backup withholding (for instance, if you are a corporation), your dividends and redemption proceeds will be subject to a backup withholding tax if you have not provided a tax identification number or social security number or if the number you have provided is incorrect.

                     This section summarizes some of the consequences under Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of purchasing and holding Common Stock in the Fund under all applicable tax laws. For additional tax discussion, see “Taxation” in the Statement of Additional Information.

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

                     State Street Bank and Trust Company, Two Heritage Drive, North Quincy, Massachusetts 02171, acts as custodian of the cash and other assets of the Fund. Equiserve Trust Company, N.A., 225 Franklin Street, Boston, Massachusetts 02110, acts as transfer agent and registrar for the Fund’s shares and as Plan Agent under its Plan. Stockholder inquiries should be directed to P.O. Box 8200, Boston, Massachusetts 02266-8200 (Tel. No. (800) 426-5523).

LEGAL MATTERS

                     Certain matters concerning the legality under Maryland law of the Shares will be passed on by Sidley Austin Brown & Wood LLP, Washington, D.C.

EXPERTS

                     Tait, Weller & Baker, independent registered public accountants, are the independent registered public accountants of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption “Financial Highlights” included in this Prospectus have been audited by Tait, Weller & Baker and Ernst & Young LLP for the periods indicated in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. Tait, Weller & Baker has an office at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, and also performs tax and other professional services for the Fund.

ADDITIONAL INFORMATION

                     The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and, in accordance therewith, files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the information requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

                     This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and its Common Stock. Any statements contained herein concerning the provisions of any document are not necessarily complete and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                      A Statement of Additional Information dated May __, 2005 has been filed with the SEC and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:

     You should rely only on the information contained in this Prospectus and the related Statement of Additional Information. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this Prospectus and the related Statement of Additional Information is accurate only as of the date on the front cover pages of this Prospectus and the related Statement of Additional Information. Our business, financial condition, results of operations and prospects may have changed since that date.

		2,189,498 Shares of Common Stock Issuable Upon Exercise of Non-Transferable Rights to Subscribe for such Shares of Common Stock

TABLE OF CONTENTS

	Page	ROYCE FOCUS TRUST, INC. _______________ PROSPECTUS _______________ May ___, 2005
Prospectus Summary	3
The Offer at a Glance	3
The Funds at a Glance	4
Risk Factors and Special Considerations at a Glance	5
Fund Expenses	7
Financial Highlights	7
The Offer	9
Use of Proceeds	15
The Fund	15
Investment Goal, Policies and Risks	15
Investment Advisory and Other Services	20
Description of Capital Stock	22
Certain Corporate Governance Provisions	26
Repurchases of Securities	27
Dividends, Distributions and Reinvestment Plan	27
Taxation	28
Custodian, Transfer Agent and Registrar	30
Legal Matters	30
Experts	30
Additional Information	30
Table of Contents of Statement of Additional Information	31

ROYCE FOCUS TRUST, INC.

STATEMENT OF ADDITIONAL INFORMATION

     ROYCE FOCUS TRUST, INC. (the “Fund”) is a registered closed-end diversified management investment company, whose shares of Common Stock are listed and traded on the Nasdaq National Market under the symbol “FUND.” Its primary investment goal is long-term capital growth.

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s Prospectus dated May __, 2005. Please retain this document for future reference. To obtain a copy of the Prospectus or the Fund’s Annual Report to Stockholders for the year ended December 31, 2004 please call Investor Information at 1-800-221-4268.

May __, 2005

RISK FACTORS AND SPECIAL CONSIDERATIONS

Fund’s Rights as Stockholder

     The Fund may not invest in a company for the purpose of exercising control or management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce & Associates, LLC (which term as used in this Statement of Additional Information includes its corporate predecessor) (“Royce” or the “Investment Adviser”) or the Board of Directors determines that such matters could have a significant effect on the value of the Fund’s investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company’s corporate structure or business activities; seeking changes in a company’s board of directors or management; seeking changes in a company’s direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and it is possible that the Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no assurance can be given that litigation against the Fund will not be undertaken or liabilities incurred.

     The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Board of Directors determine this to be in the best interests of the Fund’s stockholders.

High-Yield and Investment Grade Debt Securities

     Up to 25% of the Fund’s assets may be invested in non-convertible debt securities of various domestic issuers. Within this category, up to 5% of the Fund’s assets may be invested in below investment-grade debt securities, also known as high-yield/high risk securities. These securities may be rated from Ba to Ca by Moody’s or from BB to D by Standard & Poor’s (“S&P”) or unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often speculative and involve greater risk of loss or price changes due to changes in the issuer’s capacity to pay. The market prices of high-yield debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for high-yield debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a high-yield debt security in which the Fund has invested, the security will then be valued in accordance with procedures established by the Board of Directors. Judgment may play a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect the Fund’s ability to dispose of high-yield debt securities.

     Since the risk of default is higher for high-yield debt securities, Royce’s research and credit analysis may play an important part in managing securities of this type for the Fund. In considering such investments for the Fund, Royce will attempt to identify those issuers of high-yield debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce’s analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     The Fund may also invest in non-convertible debt securities in the lowest rated category of investment grade debt. Such securities may have speculative characteristics, and adverse changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

     The Fund may also invest in higher rated investment grade non-convertible debt securities. Such securities include those rated Aaa by Moody’s or AAA by S&P (which are considered to be of the highest credit quality and where the capacity to pay interest and repay principal is extremely strong), those rated Aa by Moody’s or AA by S&P (where the capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than expected with securities rated Aaa or AAA), securities rated A by Moody’s or A by S&P (which are considered to possess adequate factors giving security to principal and interest) and securities rated Baa by Moody’s or BBB by S&P (which are considered to have an adequate capacity to pay interest and repay principal, but may have some speculative characteristics).

Repurchase Agreements

     In a repurchase agreement, the Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement requires or obligates the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Fund may engage in repurchase agreements, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies having a value at least equal to the amount loaned. Repurchase agreements could involve certain risks if the counterparty defaults or becomes insolvent, including possible delays or restrictions upon the Fund’s ability to dispose of collateral. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to enter into repurchase agreements only recognized securities dealers and banks determined by Royce to represent minimal credit risk, and having a term of seven days or less.

Warrants, Rights and Options

     The Fund may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

     The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss to the Fund. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Russell 2000.

     Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

Investment in Other Investment Companies

     The Fund also may indirectly invest in the securities of domestic and foreign companies by investing in the securities of other investment companies that invest primarily in such companies. The other investment companies in which the Fund may invest may be domestic companies registered under the 1940 Act or foreign companies that are not so registered or otherwise regulated. Such investment companies usually have their own management fees and expenses, and Royce will also earn its own fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on any Fund assets invested in open-end investment companies (other than exchange-traded funds), and no sales charge will be incurred on such an investment. See “Investment Advisory and Other Services - Advisory Fee” in the Prospectus.

     In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any one investment company. See also “Investment Restrictions” below.

Risks to Common Stockholders of Borrowing Money and Issuing Senior Securities

     Asset Coverage Test. Section 18(a)(1) of the 1940 Act permits a registered closed-end company such as the Fund to issue and sell a class of senior securities (such as the Preferred) only if, immediately after such issuance and sale, the net asset value (“NAV”) of the Fund’s portfolio is at least 200% of the liquidation preference of the 6.00% Preferred Stock. Section 18(g) of the 1940 Act defines a senior security to mean any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under Section 18(h) of the 1940 Act, asset coverage of a class of senior securities of an issuer which is a stock means the ratio which the value of the issuer’s total assets, less all of its liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of the issuer’s senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of such class of senior security which is a stock. Section 18(a)(1) of the 1940 Act also prevents the Fund from declaring any cash or other non-stock dividends or distributions on its Common Stock or purchasing any shares of its capital stock if, immediately thereafter, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of the liquidation preference of its outstanding Preferred Stock.

     If the asset coverage for outstanding Preferred Stock as of the last day of March, June, September or December in any calendar year should fall below 200%, the Fund would redeem such Preferred Stock at a price equal to its liquidation preference plus accumulated but unpaid dividends to the date of redemption and/or any other senior securities of the Fund then outstanding to the extent necessary to restore such asset coverage to at least 200%. See “Description of Capital Stock - Preferred Stock - Redemption” in the Prospectus.

     The Articles Supplementary (the “Articles Supplementary“) governing the outstanding 6.00% Cumulative Preferred Stock (the “6.00% Preferred Stock”) contains more restrictive provisions concerning the Fund’s obligation to maintain asset coverage for the 6.00% Preferred Stock than those required by Section 18(a)(1) of the 1940 Act. See “Description of Capital Stock-Preferred Stock-Rating Agency Guidelines” in the Prospectus.

________________

     Royce believes that the Fund is suitable for investment only by persons who can invest without concern for current income and who are in a financial position to assume above-average risks in search for long-term capital appreciation.

INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as indicated in the

Prospectus under “Investment Goal, Policies and Risks - Changes in Investment Goal and Policies”. The Fund may not:

1.

As to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items or to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.)

2.	Invest in any investment company if a purchase of its shares would result in the Fund and its affiliates owning more than 3% of the total outstanding stock of such company.

3.

Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

4.

Purchase or sell commodities or commodity future contracts. (This restriction does not limit the Fund’s use of financial futures and options thereon, or the investment of not more than 25% of the Fund’s assets in gold and silver bullion or certificates for such precious metals. Illiquid investments in either gold, silver or certificates for gold or silver are limited to 10% of the Fund’s assets.)

5.

Make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Fund may invest consistent with its investment objective and policies; (ii) by entering into securities lending transactions described in “Investment Goal, Policies and Risks” in the Prospectus; and (iii) by entering into repurchase agreements, as described in “Investment Goal, Policies and Risks” in the Prospectus.

6.

Invest in the securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or the investment adviser owns more than .5% of the outstanding securities of such company and such officers and directors (who own more than .5%) in the aggregate own more than 5% of the outstanding securities of such company.

7.

Borrow money, except to the extent that it may (i) borrow from banks for temporary or emergency purposes in an amount not exceeding 5% of the Fund’s assets or (ii) borrow in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made; provided that the Fund is authorized to enter into reverse repurchase agreements (but may not do so under the Rating Agency Guidelines), as set forth in “Investment Goal, Policies and Risks” in the Prospectus.

8.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets, but only to secure borrowings authorized by Restriction 7 above.

9.	Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

10.

Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

11.	Invest for the purpose of exercising control or management of another company.

12.

Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

13.	Concentrate its investments in any industry.

14.	Make purchases of securities on “margin” from an affiliated person, provided that the Fund may engage in short sales and may satisfy margin requirements with respect to futures transactions.

15.	Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act.

                   Notwithstanding Restriction 4 above, the Fund has no current intention of investing in financial futures and options thereon, gold and silver bullion or certificates for such precious metals.

                   The policies set forth below are operating policies of the Fund and may be changed by the Board of Directors without stockholder approval or prior notice to stockholders. The Fund may not:

a. Make investments which would cause more than 50% of the Fund’s assets to be invested in equity securities traded exclusively in markets outside the United States.

b. Invest in emerging market countries.

             Limitations a. and b. above do not prevent the Fund from purchasing sponsored or unsponsored depository receipts trading within the U.S. and/or developed markets in Europe which represent an interest in foreign equity securities trading in other markets, including securities of issuers located or trading in emerging market countries.

c. Make investments which would cause more that 25% of the Fund’s assets to be invested in non-equity securities traded exclusively in markets outside the U.S.

d. Make investments which would cause more than 5% of the Fund’s assets to be invested in below investment grade non-convertible debt securities.

e. Deal in foreign currency futures, either for speculative or hedging purposes.

f. Engage in “swaps,” or invest more than 10% of its assets in illiquid securities.

g. Make short sales of securities, other than short sales against-the-box in which, at the time of the short sale, the Fund holds or has an unrestricted right to receive the security to be sold short.

h.       Invest in derivative securities of a speculative nature. (This limitation is not intended to prevent the Fund from making investments in repurchase agreements, reverse repurchase agreements, warrants, rights, options and convertible securities.)

i. Borrow from banks for leveraging purposes. (The Fund may, however, issue other senior securities under Section 18 of the 1940 Act.)

                   If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets is not considered a violation of any of the above restrictions.

PRINCIPAL STOCKHOLDERS

                   As of April 15, 2005, there were 10,947,490 shares of Common Stock and 1,000,000 shares of 6.00% Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or 6.00% Preferred Stock as of the Record Date:

Name and Address		Amount and Nature	Percent of
of Owner	Class/Series of Stock	of Ownership	Class/Series

Charles M. Royce 1414 Avenue of the Americas New York, NY 10019	Common Stock	1,252,497 shares - Beneficial * (sole voting and investment power)	11.44%

W. Whitney George 1414 Avenue of the Americas New York, NY 10019	Common Stock	724,528 shares - Beneficial (sole voting and investment power)	6.62%

Cede & Co.** Depository Trust Company P.O. Box #20	Common Stock	10,211,006 shares-Record	93.27%

Bowling Green Station New York, NY 10028	6.00% Preferred Stock	1,000,000 shares -Record	100%
_____________________
*	Includes 246,143 shares held by Royce Family Fund, Inc., a charitable foundation established by Mr. Royce and members of his family.
**	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is comprised of the nine individuals named below. Two of the Directors, Stephen Isaacs and David L. Meister, are elected annually by the holders of the 6.00% Preferred Stock, voting as a separate class. The remaining seven Directors are divided into three classes and are elected by the holders of Common Stock and 6.00% Preferred Stock, voting together as a single class. The Class I Directors, Charles M. Royce and G. Peter O’Brien, have terms that expire in 2006; the Class II Directors, Mark R. Fetting, Richard M. Galkin and Arthur S. Mehlman, have terms that expire in 2007; and the Class III Directors, Donald R. Dwight and William L. Koke, have terms that expire in 2005. To the extent permitted by the 1940 Act and Maryland law, vacancies on the Board can be filled by the remaining Directors for the remainder of the term of the respective Board position.

     There are no family relationships between any of the Fund’s Directors and officers. Each Director will hold office until his term expires and his successor has been duly elected or until his earlier resignation or removal. Each of the Fund’s Directors is also a director/trustee of the other management investment companies comprising The Royce Funds, which have twenty portfolios.

Directors

     Interested Directors. Certain biographical and other information concerning the Directors who are “interested persons” as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2005, and thereafter until his respective successor is duly elected and qualified.

		Term Of	Number of
		Office	Portfolios in		Other Public
		And	Fund		Company
Name, Age	Position(s)	Length Of	Complex		Directorships
And	With The	Time	Overseen by		Held By
Address*	Fund	Served	Director	Principal Occupations During Past Five Years	Director

Charles M. Royce** (65)	Class I Director and President	Term as Director expires 2006; Director and Officer since 1996	21	President, Chief Investment Officer and Member of Board of Managers of Royce; and Director/Trustee and President of The Royce Funds.	Director of Technology Investment Capital Corp.

Mark R. Fetting** (50)	Class II Director	Term as Director expires 2007; Director since 2001	21	Executive Vice President of Legg Mason; Member of Board of Managers of Royce; and Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience also includes having served as Partner, Greenwich Associates, and Vice President, T. Rowe Price Group, Inc.	Director/Trustee of registered investment companies constituting 23 Legg Mason Funds
_______________________
* Mr. Royce’s address is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting’s address is c/o Legg Mason, 100 Light Street, Baltimore, Maryland 21202.
**Messrs. Royce and Fetting are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to the positions they hold with Royce and, for Mr. Fetting, Legg Mason, and their ownership of Legg Mason stock.

                                   Non-Interested Directors. Certain biographical and other information concerning the Fund Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund, including their designated classes, is set forth below. Each non-interested Director is also a member of the Fund’s audit committee.

		Term Of	Number of
		Office	Portfolios in		Other Public
		And	Fund		Company
Name, Age	Position(s)	Length Of	Complex		Directorships
And	With The	Time	Overseen by		Held By
Address*	Fund	Served	Director	Principal Occupations During Past Five Years	Director

Donald R. Dwight (73)	Class III Director	Term as Director expires 2005; Director since 1998	21	President of Dwight Partners, Inc., corporate communications consultants; and Chairman (from 1982 until March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a trustee of the registered investment companies constituting the Eaton Vance Funds.	None

		Term Of	Number of
		Office	Portfolios in		Other Public
		And	Fund		Company
Name, Age	Position(s)	Length Of	Complex		Directorships
And	With The	Time	Overseen by		Held By
Address*	Fund	Served	Director	Principal Occupations During Past Five Years	Director

Richard M. Galkin (66)	Class II Director	Term as Director expires 2007; Director since 1996	21	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	None

Stephen L. Isaacs (65)	Director elected by 6.00% Preferred Stockholders	Term as Director expires annually; Director since 1996	21	President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’ prior experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University.	None

William L. Koke (70)	Class III Director	Term as Director expires 2005; Director since 2001	21	Private investor. Mr. Koke’s prior business experience includes having served as President of Shoreline Financial Consultants, Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.	None

Arthur S. Mehlman (63)	Class II Director	Term as Director expires 2007; Director since 2004	21	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (non-profits); Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002). Formerly, Director of Maryland Business Roundtable for Education (July 1984 – June 2002).	Director/Trustee of the registered investment companies constituting the 23 Legg Mason Funds; Director of Municipal Mortgage & Equity, LLC

		Term Of	Number of
		Office	Portfolios in		Other Public
		And	Fund		Company
Name, Age	Position(s)	Length Of	Complex		Directorships
And	With The	Time	Overseen by		Held By
Address*	Fund	Served	Director	Principal Occupations During Past Five Years	Director

David L. Meister (65)	Director elected by 6.00% Preferred Stockholders	Term as Director expires annually; Director since 1996	21	Private investor. Chairman and Chief Executive Officer of The Tennis Channel (June 2000 – March 2005); and Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.	None

G. Peter O’Brien (58)	Class I Director	Term as Director expires 2006; Director since 2001	21	Trustee of Colgate University; President of Hill House, Inc.; and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	Director/ Trustee of the registered investment companies constituting the 23 Legg Mason Funds; Director of Renaissance Capital Greenwich Funds; Director of Technology Investment Capital Corp.
________________________
* Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O’Brien’s address is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019.

Officers

     Certain biographical and other information concerning the officers of the Fund is set forth below. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer will hold office for the year ending December 31, 2005, and thereafter until his respective successor is duly elected and qualified.

Term Of
	Position(s)	Office And
Name, Age And	With The	Length Of	Principal Occupations During
Address*	Fund	Time Served	Past Five Years

John D. Diederich (53)	Vice President, Director of Administration and Treasurer	Officer since 2001	Member of Board of Managers, Chief Operating Officer (since October 2001), Chief Financial Officer (since March 2002) and Managing Director of Royce; Vice President, Treasurer and Director of Administration of the other Royce Funds; and President of Royce Fund Services, Inc.

Term Of
	Position(s)	Office And
Name, Age And	With The	Length Of	Principal Occupations During
Address*	Fund	Time Served	Past Five Years

Jack E. Fockler, Jr. (45)	Vice President	Officer since 1995	Managing Director and Vice President of Royce; Vice President of The Royce Funds.

W. Whitney George (46)	Vice President and Senior Portfolio Manager	Officer since 1995	Managing Director and Vice President of Royce; Vice President of The Royce Funds.

Daniel A. O’Byrne (42)	Vice President and Assistant Secretary	Officer since 1994	Principal and Vice President of Royce; Vice President of The Royce Funds.

John E. Denneen (38)	Secretary and Chief Legal Officer	Officer from 1996 to 2001 and since April 2002	General Counsel of Royce (since January 2003); Deputy General Counsel, Principal, Chief Compliance Officer and Secretary of Royce (since March 2002); Secretary of The Royce Funds (1996-2001 and since April 2002); Associate General Counsel, Principal and Chief Compliance Officer of Royce (1996-2001); and Principal of Credit Suisse First Boston Private Equity (2001-2002).

Lisa Curcio (45)	Chief Compliance Officer	Officer since 2004	Vice President, The Bank of New York (February 2001-June 2004); Director of Compliance, Lord Abbett (August 2000-February 2001); Senior Vice President, Compliance Officer and Secretary, Lexington Global Asset Managers, Inc. (April 1985-August 2000).
_______________
     * The address of each officer is c/o Royce, 1414 Avenue of the Americas, New York, New York 10019.

Ownership of Securities

     Information relating to each Director’s share ownership in the Fund and in The Royce Funds as of December 31, 2004 is set forth in the tables below.

	Aggregate Dollar Range of Equity	Aggregate Dollar Range of Equity
Name	Securities in the Fund	Securities in The Royce Funds

Interested Directors
Charles M. Royce	Over $100,000	Over $100,000
Mark R. Fetting	$10,001-$50,000	Over $100,000

Non-Interested Directors
Donald R. Dwight	$1-$10,000	Over $100,000
Richard M. Galkin	$1-$10,000	Over $100,000
Stephen L. Isaacs	$1-$10,000	Over $100,000
William L. Koke	$10,001-$50,000	Over $100,000
Arthur S. Mehlman	$10,001-$50,000	Over $100,000
David L. Meister	None	Over $100,000
G. Peter O’Brien	$10,001-$50,000	Over $100,000

     Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of December 31, 2004, all Directors and officers of the Fund as a group (15 persons) beneficially owned 1,977,007 shares of the Fund’s Common Stock, constituting 18.21% of the outstanding shares, and no shares of its 6.00% Preferred Stock. As of the date of this Statement of Additional Information, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

Board Committees and Meetings

     The Board of Directors has an Audit Committee, comprised of Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, David L. Meister, Arthur S. Mehlman (since April 15, 2004) and G. Peter O’Brien. The Audit Committee is responsible for, among other things, the appointment, compensation and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Fund has adopted an Audit Committee charter. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman is designated as the Audit Committee Financial Expert, as defined under SEC regulations. The members of the Audit Committee are “independent” within the meaning of the 1940 Act and the New York Stock Exchange and Nasdaq corporate governance standards for audit committees. The Fund’s Audit Committee held three meetings during the year ended December 31, 2004.

     The Board of Directors has a Nominating Committee comprised of seven Directors who are not “interested persons” as defined in the 1940 Act, namely Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman (since April 15, 2004), Meister and O’Brien. The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential Nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” of the Fund, as defined in the applicable laws and regulations; (iv) whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies. The Fund’s Nominating Committee held three meetings during the year ended December 31, 2004.

     To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Focus Trust, Inc., 1414 Avenue of the Americas, New York, NY 10019.

     Although the Board of Directors does not have a standing compensation committee, the Directors who are not “interested persons” review compensation annually.

Compensation of Directors

     For the year ended December 31, 2004, the following Directors of the Fund received compensation from the Fund and The Royce Funds, as follows:

	Aggregate	Pension or Retirement	Estimated	Total Compensation
	Compensation	Benefits Accrued as	Annual Benefits	from The Royce Funds
Name	from Fund	Part of Fund Expenses	upon Retirement	paid to Directors
Donald R. Dwight, Director[1]	$2,900	None	None	$75,600

Richard M. Galkin, Director	$2,900	None	None	$75,600

Stephen L. Isaacs, Director	$2,900	None	None	$75,600

William L. Koke, Director[2]	$2,900	None	None	$75,600

Arthur S. Mehlman, Director	$2,173	None	None	$56,971

David L. Meister, Director	$2,900	None	None	$75,600

G. Peter O’Brien, Director	$2,900	None	None	$75,600
______________
1	Includes $435 from the Fund ($10,350 from the Fund and other Royce Funds) deferred during 2004 at the election of Mr. Dwight under The Royce Funds’ Deferred Compensation Plan for Trustees/Directors.
2	Includes $40,000 from other Royce Funds deferred during 2004 at the election of Mr. Koke under The Royce Funds’ Deferred Compensation Plan for Trustees/Directors.

Directors’ Consideration of Investment Advisory Agreement

     The Board of Directors determined at meetings held on June 10 and 11, 2004, to approve the continuance of the Fund’s current Investment Advisory Agreement with Royce. In making their determination, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s advisory arrangements as in effect from year to year. In its consideration of the current Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by Royce, (b) comparative data with respect to advisory fees paid by other funds with similar investment objectives, (c) the operating expenses and expense ratio of the Fund compared to funds with similar investment objectives, (d) the performance of the Fund as compared to such comparable funds, including risk-adjusted performance information prepared by Morningstar Inc., (e) the relative profitability of the arrangements to Royce, (f) information about the services to be performed and the personnel performing such services under the current Investment Advisory Agreement, (g) the general reputation and financial resources of Royce and Legg Mason, (h) any compensation payable by the Fund to affiliates of Royce for other services and (i) Royce’s practices regarding the selection and compensation of brokers that execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Royce.

     In particular, the Board of Directors compared the investment advisory fee rate, the annual net expense ratio and the risk-adjusted investment performance of the Fund to a peer group selected by Morningstar that consisted of 14 other funds with substantially similar investment objectives and policies and 391 funds in Morningstar’s small blend category. As set forth in the Prospectus under the heading “Investment Advisory and Other Services - Advisory Fee,” Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the Fund’s average net assets (which include net assets applicable both to Common Stock and Preferred Stock) for each month during the term of the agreement.

     The Board of Directors noted that the Fund’s annual net expense ratio applicable to total net assets (which includes net assets applicable to both Common Stock and Preferred Stock) was lower than 10 of the 15 funds in its peer group. The Board of Directors also considered the fact that Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.

     Because the Fund uses a risk-averse approach to investing, the Board of Directors believed that risk-adjusted performance continued to be an appropriate measure of the Fund’s investment performance. For the most recent one-year and five-year period, the Fund’s risk-adjusted investment performance exceeded the averages for the peer group and Morningstar’s small blend category, placing the Fund within the second quartile for funds in the peer group and Morningstar’s small blend category.

     After its review of the above-described matters, the Board of Directors approved the continuation of the Investment Advisory Agreement between the Fund and Royce. The Board of Directors was advised by separate legal counsel in connection with its review of the investment advisory arrangements of the Fund.

Information Concerning Royce

     On October 1, 2001, Royce became an indirect wholly-owned subsidiary of Legg Mason. On March 31, 2002, Royce’s corporate predecessor was merged into Royce Holdings, LLC (a wholly-owned subsidiary of Legg Mason), which then changed its name to Royce & Associates, LLC. As a result of this merger, Royce & Associates, LLC became the Fund’s investment adviser and a direct wholly-owned subsidiary of Legg Mason.

CODE OF ETHICS AND RELATED MATTERS

     Royce and the Fund have adopted a Code of Ethics under which directors (other than non-management directors), officers and employees of Royce (“Royce-related persons“) and interested trustees/directors, officers and employees of the Fund are generally prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by the Fund or any other Royce client account. The Code of Ethics permits such persons to engage in other personal securities transactions if (i) the securities involved are certain debt securities, money market instruments, shares of non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment, employer-sponsored automatic payroll deduction cash purchase plan or other automatic investment plan, (ii) the transactions are either non-volitional or are effected in an account over which such person has no direct or indirect influence or control or (iii) they first obtain permission to trade from Royce’s Compliance Officer and either an executive officer or Senior Portfolio Manager of Royce. The Code of Ethics contains standards for the granting of such permission, and permission to trade will usually be granted only in accordance with such standards.

     Royce’s client accounts include several private investment companies in which Royce, Royce-related persons and/or other Legg Mason affiliates have (and, therefore, may be deemed to beneficially own) a share of up to 15% of the company’s realized and unrealized net capital gains from securities transactions, but less than 25% of the company’s equity interests. The Code of Ethics does not restrict transactions effected by Royce for such private investment company accounts, and transactions for such accounts are subject to Royce’s allocation policies and procedures. See “Brokerage Allocation and Other Practices.”

     As of March 31, 2005, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of over $87.9 million, and such persons beneficially owned equity interests in Royce-related private investment companies totaling approximately $11.8 million.

     The Code of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Fee

     As set forth in the Prospectus under the heading “Investment Advisory and Other Services - Advisory Fee,” Royce is entitled to receive a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the Fund’s average net assets (which includes net assets applicable to both Common Stock and Preferred Stock) for each month during the term of the agreement. For the years ended December 31, 2004, 2003 and 2002, Royce received investment advisory fees from the Fund of $1,197,732, $784,090 and $715,813 (net of $0, $116,163 and $117,259 voluntarily waived by Royce), respectively.

Other

     The Investment Advisory Agreement provides that the Fund may use “Royce” as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name “Royce” is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

     The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

     Royce’s services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

     The Investment Advisory Agreement will remain in effect until June 30, 2005 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund’s outstanding voting securities or by either party thereto on not less than 60 days’ written notice.

PORTFOLIO MANAGER

     W. Whitney George beneficially owned over $1,000,000 of the Fund’s shares as of December 31, 2004.

DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. The Fund’s Portfolio Manager, W. Whitney George, receives from Royce a base salary, a performance bonus, a Firm Bonus based primarily on registered investment company and other client account revenues generated by Royce, other compensation described below and a benefits package. Mr. George’s compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses. Mr. George’s compensation consists of the following elements:

-	BASE SALARY. Mr. George is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-
PERFORMANCE BONUS. Mr. George receives a quarterly Performance Bonus that is revenue-based, and therefore determined in part on the value of the accounts’ net assets, determined with reference to each of the registered investment company and other client accounts he is managing. The revenue-based Performance Bonus applicable to the Fund and the other registered investment company accounts managed by Mr. George is subject to upward or downward adjustment or elimination based on a combination of 3-year and 5-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of listings tracked by Morningstar (as of December 31, 2004 there were 387 such funds tracked by Morningstar) and the 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes. The revenue-based Performance Bonus applicable to non-registered investment company accounts managed by Mr. George is not subject to performance-related adjustment.

Payment of the Performance Bonus may be deferred, and any amounts deferred are forfeitable, if Mr. George is terminated by Royce with or without cause or resigns. The amount of the deferred Performance Bonus will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by Mr. George at the beginning of the deferral period. The amount deferred will depend on Mr. George’s total direct, indirect, beneficial and deferred unvested bonus investments in the Royce registered investment company account for which he is receiving portfolio management compensation.

-	FIRM BONUS. Mr. George receives a bonus relating to Royce’s operating revenues.

-
BENEFIT PACKAGE.   Mr. George receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan.

-
ADDITIONAL COMPENSATION.   Mr. George receives a bonus based on Royce’s retained pre-tax operating profit. This bonus, along with the Performance Bonus, generally represents the most significant element of his compensation. Finally, Mr. George also receives bonuses from Royce relating to the sale of Royce to Legg Mason, Inc. on October 1, 2001. Such bonuses are payable pursuant to an Employment Agreement entered into with Royce in connection with the sale.

Other Portfolio Manager Accounts

     The following chart contains information, as of December 31, 2004, regarding all Royce client accounts for which the Fund’s Portfolio Manager, W. Whitney George, has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) private pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

				Number of
				Accounts
				Managed for	Value of
				which Advisory	Managed Accounts
		Number of		Fee is	for which Advisory
Name of	Type of	Accounts	Total Assets	Performance-	Fee is Performance-
Portfolio Manager	Account	Managed	Managed	Based	Based

W. Whitney George
	Registered investment companies	9	$11,318,933,281	1	$1,000,000

	Private pooled investment vehicles	1	$87,220,624	1	$87,220,624

	Other accounts	1	$3,055,073	None	-

Potential Conflicts of Interest

     The fact that the Fund’s Portfolio Manager has day-to-day management responsibility for more than one Royce client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a “bunched” order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by the same Portfolio Manager on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. See also, “Portfolio Transactions” below.

     As described above, there is a revenue-based component of Mr. George’s Performance Bonus and he also receives a “Partners Pool” participation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, he receives a bonus based on Royce’s retained pre-tax profits from operations. As a result, Mr. George may receive a greater relative benefit from activities that increase the value to Royce of the Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Fund shares and assets under management.

     Also, as described above, Mr. George, and other Royce Portfolio Managers, generally manage more than one Royce client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by Funds or other Royce client accounts to Royce), which relates to the management of one or more Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Mr. George receives no compensation tied to performance fees earned by Royce for the management of any one client account. Although bonuses and other compensation derived from Royce revenues or profits are impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured compensation.

     Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). See “Code of Ethics and Related Matters” below. Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

     Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Service Contract with State Street

     State Street Bank and Trust Company (“State Street”), the custodian of the Fund’s assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time, generally assisting in the preparation of reports to the Fund’s stockholders, to the SEC and others and in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and State Street. For the fiscal years ended December 31, 2004, 2003 and 2002, the Fund paid $52,202, $47,517 and $46,083 in fees to the Fund’s custodian.

TAXATION

     The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and has qualified and intends to continue to qualify for the special tax treatment afforded RICs under the Code. As long as it so qualifies, in any taxable year in which it distributes at least 90% of its investment company taxable income (“ICTI”) (as that term is defined in the Code without regard to the deduction for dividends paid) for such taxable year, the Fund will not be subject to Federal income tax on the part of its ICTI and net capital gains (i.e., the excess of the Fund’s net realized long-term capital gains over its net realized short-term capital losses), if any, that it distributes to its stockholders in each taxable year. The Fund intends to distribute substantially all of such income.

     The Code requires RIC to pay a non-deductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus 100% of undistributed amounts from previous years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ICTI (such dividends are referred to in this section as “ordinary income dividends”) are taxable to stockholders as ordinary income (some of which may represent qualified dividend income, taxable at a reduced rate, as discussed below) to the extent of the Fund’s earnings and profits. Distributions made from net capital gains (including gains or losses from certain transactions in warrants, rights and options) and properly designated by the Fund (such distributions are referred to in this section as “capital gain dividends”) are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     The Fund may elect to retain its net capital gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gains, with the result that each stockholder will (i) be required to report his pro rata share of such gains on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gains and (iii) increase the tax basis for his shares by an amount equal to the deemed distributions less the tax credit.

     Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as a capital gain or loss if the shares are capital assets in the stockholder’s hands. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon the sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares.

     Fund distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States) are eligible for taxation at a maximum tax rate of 15% also applicable to capital gains in the hands of individual stockholders, provided holding period and other requirements are satisfied. Capital gain dividends likewise, are taxed at the reduced maximum rate of 15% for non-corporate taxpayers. The 15% income tax rate applicable to capital gains and qualified dividend income is scheduled to expire after December 31, 2008. After this date, absent extension or modification of the relevant legislative provisions, long-term capital gain dividends paid by the Fund generally will be taxable at the previously applicable maximum 20% rate and distributions attributable to qualified dividend income will be taxed to the stockholder at his or her marginal Federal income tax rate (which generally will be higher than 15%).

     A portion of the Fund’s ordinary income dividends may be eligible for the dividends received deduction (“DRD”) allowed to corporations under the Code, if certain requirements are met. For these purposes, the Fund will allocate any dividends eligible and any other Preferred Stock for the DRD between the holders of Common Stock, 6.00% Preferred and any other Preferred Stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. A holder of shares of Common Stock (a) that is taxed as a corporation for Federal income tax purposes, (b) meets applicable holding period and taxable income requirements of section 246 of the Code, (c) is not subject to the “debt-financed portfolio stock” rules of section 246A of the Code with respect to an investment in the Fund and (d) is otherwise entitled to the DRD can claim a deduction equal to 70% of the dividends received on the 6.00% Preferred which are designated by the Fund as qualifying for the DRD.

     The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, such as long-term capital gains and qualified dividend income. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and 6.00% Preferred and any other Preferred Stock as consisting of particular types of income in accordance with the classes’ proportionate shares of such income. The amount of long-term capital gains, qualified dividend income, and other ordinary income allocable among the 6.00% Preferred, other Preferred Stock, and the Common Stock will depend upon the amount of such long-term capital gains, qualified dividend income, and other ordinary income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock, 6.00% Preferred and other Preferred Stock during a taxable year.

     In the opinion of Sidley Austin Brown & Wood LLP, under current law, the manner in which the Fund intends to allocate long-term capital gains, qualified dividend income and other ordinary income among shares of Common Stock, 6.00% Preferred and other Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund’s method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel’s opinion and attempt to reallocate the Fund’s long-term capital gains, qualified dividend income or other ordinary income. Sidley Austin Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund’s allocations, the IRS would be unlikely to prevail. The opinion of Sidley Austin Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or courts.

     If the Fund does not meet the asset coverage requirements of the 1940 Act or the Charter, the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its ICTI, as is required in order to avoid Fund-level taxation of such income, or might prevent it from distributing enough ordinary income and capital gains to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Charter, the Fund may, and in certain circumstances will be required to, partially redeem shares of 6.00% Preferred in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation of its income.

     Qualification as a RIC requires, among other things, that at least 90% of the Fund’s gross income in each taxable year consist of certain types of income, including dividends, interest, gains from the disposition of stocks and securities and other investment-type income. In addition, the Fund’s investments must meet certain diversification standards. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to 6.00% Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in-gains recognized for a period of 10 years, in order to qualify as a RIC in a subsequent year.

     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income (and to distribute such income in accordance with the distribution requirements of the Code) for Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

     Certain transactions entered into by the Fund are subject to complex federal income tax provisions that may, among other things, a) affect the character of gains and losses realized, b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and c) accelerate the recognition of income. Operation of these rules could, therefore, affect the character, amount and timing of distributions to stockholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

     Foreign currency gains or losses from certain debt instruments or arising from delays between accrual and receipt of investment income will generally be treated as ordinary income or loss, and will therefore generally increase or decrease the amount of the Fund’s net investment income available for distribution as ordinary income dividends. If substantial in relation to net investment income, such foreign currency losses could affect the ability of the Fund to distribute ordinary income dividends in a taxable year, and could require all or a portion of distributions made before the losses were realized, but in the same taxable year, to be recharacterized as a return of capital.

     If the Fund invests in stock of a passive foreign investment company (“PFIC”), it may be subject to Federal income tax at ordinary rates and an additional charge in the nature of interest, on a portion of its distributions from the PFIC and on gain from the disposition of the shares of the PFIC, even if such distributions and gain are paid by the Fund as a dividend to its stockholders. In some cases, the Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and capital gains (whether or not distributed) of the PFIC. Alternatively, the Fund could elect to mark to market at the end of each taxable year its shares in PFICs; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year. Dividends paid by PFICs will not qualify as qualified dividend income eligible for taxation at reduced rates.

     Under certain provisions of the Code, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder’s taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s Federal income tax liability, provided the required information is furnished to the IRS.

     Ordinary income dividends (but not capital gain dividends) paid to stockholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, if ordinary income dividends or capital gain dividends received by a non-resident stockholder are effectively connected with the conduct by such stockholder of a trade or business in the United States, the dividends will be subject to United States federal income tax at regular income tax rates. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding and income taxes.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders may be able to claim a deduction or United States foreign tax credit with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend paid by the Fund only if the stockholder meets certain holding period requirements with respect to its Fund stock. The Fund also must meet these holding period requirements with respect to its foreign securities in order to be able to “pass through” to stockholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements, qualifies for the special treatment afforded RICs under the Code and more than 50% in value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the IRS pursuant to which stockholders of the Fund (i) will be required to include their proportionate shares of such foreign taxes in their United States income tax returns as gross income, (ii) will treat such proportionate shares as taxes paid by them, and (iii) will deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate stockholders who do not itemize deductions. A stockholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such stockholder. The Fund will report annually to its stockholders the amount per share of such foreign taxes and other information needed to claim the deduction or foreign tax credit.

     Under Treasury regulations, if a stockholder recognizes a loss on the disposition of shares of stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect and discusses some of the consequences under Federal tax law of an investment in Common Stock of the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. The discussion above is not a substitute for personal tax advice. Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder’s particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Common Stock.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund’s portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker’s execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written, electronic or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce’s overall responsibilities with respect to its accounts.

     Royce is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

     Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts, and not all of such services may be used by Royce in connection with the Fund.

     Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce, securities of the same issuer are frequently purchased, held or sold by more than one Royce account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce account on the same trading day, Royce may seek to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce’s Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce’s accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. In addition, from time to time, certain other Royce accounts managed by Royce portfolio managers other than W. Whitney George, may establish short positions in securities in which the Fund has a long position.

     The Fund may effect brokerage transactions on a securities exchange with Legg Mason Wood Walker, Incorporated (“Legg Mason Wood Walker”) and any other affiliated broker-dealers in accordance with the procedures and requirements set forth in Rule 17e-1 under the 1940 Act. Any such transactions would involve the use of the affiliated broker-dealer for execution purposes only and/or for locating the purchasers or sellers involved in the transaction. The affiliated broker-dealer would not be compensated because of any other research-related service or product provided or to be provided by it and may not be used to effect brokerage transactions in Nasdaq or other over-the-counter securities. Although the Fund will not effect any principal transactions with any affiliated broker-dealers, they may purchase securities that are offered in certain underwritings in which an affiliated broker-dealer is a participant in accordance with the procedures and requirements set forth in Rule 10f-3 under the 1940 Act. Charles M. Royce and/or trusts primarily for the benefit of members of his family may own or acquire substantial amounts of Legg Mason common stock.

     During the year ended December 31, 2004, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

     During each of the three years ended December 31, 2004, 2003 and 2002, the Fund paid brokerage commissions of approximately $183,848, $227,138 and $263,061, respectively, none of which the Fund paid to Legg Mason Wood Walker or to any other affiliates of Legg Mason.

PROXY VOTING POLICIES AND PROCEDURES

     Royce has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself, the Fund, and all other Royce Funds and clients accounts for which Royce is responsible for voting proxies.

The Board of Directors of the Fund has delegated all proxy voting decisions to Royce. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

     Royce personnel are responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. Royce divides proxies into “regularly recurring” and “non-regularly recurring” matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or management. Non-regularly recurring matters are brought to the attention of portfolio manager(s) for the applicable account(s) and, after giving consideration to advisories provided by an independent third party research firm, the portfolio manager(s) directs that such matters be voted in a way that he believes should better protect or enhance the value of the investment. If the portfolio manager determines that information relating to a proxy requires additional analysis, is missing, or is incomplete, the portfolio manager will give the proxy to an analyst or another portfolio manager for review and analysis. Under certain circumstances, Royce may vote against a proposal from the issuer’s board of directors or management. Royce’s portfolio managers decide these issues on a case-by-case-basis. A Royce portfolio manager may, on occasion, decide to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client account’s best interest to vote.

     In furtherance of Royce’s goal to vote proxies in the best interests of its client accounts, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce’s interests and those of its client accounts before voting proxies on behalf of such client accounts. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by the third party research firm.

     Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge upon request, by calling the Fund toll-free at (800) 221-4268 and on the SEC’s Internet site at http://www.sec.gov.

NET ASSET VALUE

     The net asset value (“NAV”) of the Fund’s shares of Common Stock is calculated at the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) every day that the NYSE is open. The Fund makes this information available daily by telephone (800-221-4268) and via its web site (www.roycefunds.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.) Currently,The Wall Street Journal,The New York Times and Barron’s publish NAVs for closed-end investment companies weekly.

     The NAV per share of the Fund’s Common Stock is calculated by dividing the current value of the Fund’s total assets less the sum of all of its liabilities and the aggregate liquidation preferences of its outstanding shares of Preferred Stock, by the total number of outstanding shares of Common Stock. The Fund’s investments are valued based on market value or, if market quotations are not readily available, at their fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the Fund believes that the fair value pricing would more accurately reflect the price it could expect to obtain on a current sale of the securities. The Fund will value its foreign securities in U.S. dollars on the basis of foreign currency exchange rates provided to the Fund by its custodian, State Street Bank & Trust Company. The foreign currency exchange rates are determined by the Fund’s custodian prior to the close of trading on the New York Stock Exchange, generally at 12:00 p.m. Eastern time.

FINANCIAL STATEMENTS

                         The audited financial statements included in the Annual Report to the Fund’s Stockholders for the fiscal year ended December 31, 2004, together with the report of Tait, Weller & Baker thereon, are incorporated herein by reference.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.

The following audited financial statements of Royce Focus Trust, Inc. (the “Fund”) are included in the Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission (“SEC”) under Section 30(b)(1) of the Investment Company Act of 1940, as amended (“1940 Act”), and are incorporated in Part B hereof by reference:

The Schedule of Investments, December 31, 2004; Statement of Assets and Liabilities, December 31, 2004; Statement of Operations for the fiscal year ended December 31, 2004; Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003; Notes to Financial Statements at December 31, 2004; Financial Highlights for the five fiscal years ended December 31, 2004; and Report of Independent Registered Public Accountants.

2.	Exhibits
	(a) (1)	Articles of Amendment and Restatement to the Articles of Incorporation dated October 30, 1996. (1)
	(2)	Articles of Correction dated November 5, 1996. (2)
	(3)	Articles of Amendment dated April 28, 1999. (3)
	(4)	Form of Articles Supplementary creating the 7.45% Cumulative Preferred Stock (“7.45% Preferred”). (4)
	(5)	Form of Articles Supplementary dated January 31, 2003.(5)
	(6)	Form of Articles Supplementary creating the 6.00% Cumulative Preferred Stock (the “6.00% Preferred Stock”). (6)
	(7)	Form of Articles Supplementary designating the 7.45% Cumulative Preferred Stock as Common Stock. (7)
	(b)	Amended and Restated By-laws. (8)
	(c)	Not applicable.
	(d)	Form of share certificate for Common Stock. (9)
	(e)	Amended and Restated Distribution Reinvestment and Cash Purchase Plan. (10)
	(f)	Not applicable.
	(g)	Investment Advisory Agreement dated October 1, 2001 between the Fund and Royce & Associates, LLC (“R & A”). (11)
	(h)	Not applicable.
	(i)	Not applicable.
	(j) (1)	Custodian Contract with State Street Bank and Trust Company (“State Street”). (12)
	(2)	Amendment to Custodian Contract dated September 14, 2000. (13)
	(3)	Amendment to Custodian Contract dated April 16, 2003. (14)
	(k) (1)	Registrar, Transfer Agency and Service Agreement with State Street (Common Stock). (15)
	(2)	Registrar, Transfer Agency and Paying Agency Agreement with State Street (7.45% Preferred). (16)
	(3)	Form of Amendment to Registrar, Transfer Agency and Paying Agency Agreement with State Street (6% Preferred). (17)
	(4)	Form of Subscription Certificate*
	(5)	Form of Subscription Agent Agreement*
	(6)	Form of Notice of Guaranteed Delivery.*
	(7)	Form of Information Agent Agreement*
	(l)	Opinion and Consent of Sidley Austin Brown & Wood LLP.*
	(m)	Not applicable.
	(n)	Consent of Tait, Weller & Baker, independent registered public accountants for the Fund.*

(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)	Code of Ethics. (18)

(1)	Incorporated by reference to Exhibit 2(a)(i) to Amendment No. 8 to the Fund’s Registration Statement on Form N-2, filed with the SEC on November 21, 1996 (File No. 811-5397).
(2)	Incorporated by reference to Exhibit 2(a)(ii) to Amendment No. 8 to the Fund’s Registration Statement on Form N-2, filed with the SEC on November 21, 1996 (File No. 811-5397).
(3)	Incorporated by reference to Exhibit (2)(a)(3) to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2 (File No. 333-107928), filed with the Commission on October 9, 2003.
(4)	Incorporated by reference to Exhibit 2(a)(3) to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2, filed with the SEC on November 14, 1997 (File No. 333-34325).
(5)	Incorporated by reference to Exhibit 99.A to the Fund’s Annual Report for Management Investment Companies on Form NSAR-B, filed with the SEC on February 27, 2003 (File No. 811-05379).
(6)	Incorporated by reference to Exhibit 77(Q1) to the Fund’s Annual Report for Management Investment Companies on Form NSAR-B, filed with the SEC on February 27, 2004 (File No. 811-05379).
(7)	Incorporated by reference to the Fund’s Semi-Annual Report for Management Investment Companies on Form NSAR-A, filed with the SEC on August 26, 2004 (File No. 811-05379).
(8)	Incorporated by reference to Exhibit 99.B to the Fund’s Annual Report for Management Investment Companies on Form NSAR-B, filed with the SEC on February 27, 2003 (File No. 811-05379).
(9)	Incorporated by reference to Exhibit 2(d) to Amendment No. 8 to the Fund’s Registration Statement on Form N-2, filed with the SEC on November 21, 1996 (File No. 811-5397).
(10)	Incorporated by reference to Exhibit 2(e) to the Fund’s Registration Statement on Form N-2, filed with the SEC on August 25, 1997 (File No. 333-34325).
(11)	Incorporated by reference to the Fund’s Annual Report for Management Investment Companies on Form NSAR-B, filed with the SEC on February 28, 2002 (File No. 811-05379).
(12)	Incorporated by reference to Exhibit 2(j) to the Fund’s Registration Statement on Form N-2, filed with the SEC on August 25, 1997 (File No. 333-34325).
(13)	Incorporated by reference to Exhibit 2(j)(2) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-107928), filed with the Commission on October 9, 2003.
(14)	Incorporated by reference to Exhibit 2(j)(3) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-107928), filed with the Commission on October 9, 2003.
(15)	Incorporated by reference to Exhibit 2(k)(1) to the Fund’s Registration Statement on Form N-2, filed with the SEC on August 25, 1997 (File No. 333-34325).
(16)	Incorporated by reference to Exhibit 2(k)(2) to Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2, filed with the SEC on November 14, 1997 (File No. 333-34325).
(17)	Incorporated by reference to Exhibit 2(k)(3) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-107928), filed with the Commission on October 9, 2003.
(18)	Incorporated by reference to Exhibit 2(r) to the Fund’s Registration Statement on Form N-2, filed with the SEC on March 1, 2005 (File No. 333-123047).

*	Filed herewith

Item 26. Marketing Arrangements

     Not applicable.

Item 27. Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Category	Estimated Expenses

Registration fees	$2,694
Nasdaq listing fees	26,274
Printing expenses	28,250
Subscription Agent fees and expenses	30,000
Information Agent fees and expenses	30,000
Accounting fees and expenses	4,500
Legal fees and expenses	50,000
Miscellaneous	71,882

Total	$200,000

Item 28. Person Controlled by or Under Common Control with Fund

     None.

Item 29. Number of Holders of Securities

     The following information is given as of April 15, 2005:

Title of Class	Number of Record Holders

Common Stock, $.001 par value	919
6.00% Cumulative Preferred Stock, $.001 par value	1

Item 30. Indemnification

     Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VI and VII of the Fund’s Articles of Incorporation, as amended, Article V of the Fund’s Amended and Restated By-laws, and the Investment Advisory Agreement, each of which provide for indemnification.

     The Investment Advisory Agreement between the Fund and R & A obligates the Fund to indemnify R & A and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees) incurred by R & A in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by R & A in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Fund. R & A is not entitled to indemnification in respect of any liability to the Fund or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence.

     Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Fund, its officers and directors, R & A and certain others are presently insured under a Directors and Officers/Errors and Omissions Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Fund’s stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $20,000,000, with a deductible amount of $400,000.

Item 31. Business and other Connections of Investment Adviser

     Reference is made to Schedules D and F to Royce’s amended Form ADV (File No. 801-8268), which are incorporated herein by reference.

Item 32. Location of Accounts and Records

     Records are located at:

1.	Royce Focus Trust, Inc.
10th Floor
1414 Avenue of the Americas
New York, New York 10019

(Corporate records and records relating to the function of Royce as investment adviser)

2.	State Street Bank and Trust Company
Two Heritage Drive
North Quincy, Massachusetts 02171
Attention: Royce Focus Trust, Inc.

(Records relating to its functions as Custodian for the Fund)

3.	Equiserve Trust Company, N.A.
PO Box 43011
Providence, RI 02940-3011
Attention: Royce Focus Trust, Inc.

(Records relating to its functions as Registrar and Transfer Agent and Dividend Paying Agent for the Fund)

Item 33. Management Services

     Not applicable.

Item 34. Undertakings

(1) The Fund undertakes to suspend the offering of its shares until it amends the prospectus if (a) subsequent to the effective date of its registration statement, the net asset value, adjusted for any distributions, declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) The Fund undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5) Not applicable.

(6) The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of April, 2005.

ROYCE FOCUS TRUST, INC.
(Registrant

By:	/s/ Charles M. Royce

Charles M. Royce, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Charles M. Royce	President (Principal Executive Officer) and Director	April 26, 2005

Charles M. Royce

/s/ John D. Diederich	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 26, 2005

John D. Diederich

/s/ Donald R. Dwight	Director	April 26, 2005

Donald R. Dwight

/s/ Richard M. Galkin	Director	April 26, 2005

Richard M. Galkin

/s/ Stephen L. Isaacs	Director	April 26, 2005

Stephen L. Isaacs

/s/ William L. Koke	Director	April 26, 2005

William L. Koke

/s/ David L. Meister	Director	April 26, 2005

David L. Meister

/s/ Arthur S. Mehlman	Director	April 26, 2005

Arthur S. Mehlman

/s/ G. Peter O’Brien	Director	April 26, 2005

G. Peter O’Brien

EXHIBIT INDEX

Exhibit Number	Document

(k)(4)	Form of Subscription Certificate
(k)(5)	Form of Subscription Agent Agreement
(k)(6)	Form of Notice of Guaranteed Delivery
(k)(7)	Form of Information Agent Agreement
(l)	Opinion and Consent of Sidley Austin Brown & Wood LLP
(n)	Counsel of Tait, Weller & Baker, independent registered public accountants for the Fund

++++++++